N-CSRS

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07322

THE INTEGRITY FUNDS
(Exact name of registrant as specified in charter)

1 Main Street North, Minot, ND	58703
(Address of principal offices)	(Zip code)

Brent Wheeler and/or Kevin Flagstad, PO Box 500, Minot, ND 58702

(Name and address of agent for service)

Registrant’s telephone number, including area code: 701-852-5292

Date of fiscal year end: December 31st

Date of reporting period: June 30, 2016

Item 1. Report to Shareholders

{Logo}

THE INTEGRITY FUNDS

Integrity Dividend Harvest Fund

Integrity Energized Dividend Fund

Integrity Growth & Income Fund

Integrity High Income Fund

Williston Basin/Mid-North America Stock Fund

Semi-Annual Report

June 30, 2016

Investment Adviser Viking Fund Management, LLC PO Box 500 Minot, ND 58702	Principal Underwriter Integrity Funds Distributor, LLC* PO Box 500 Minot, ND 58702
Transfer Agent Integrity Fund Services, LLC PO Box 759 Minot, ND 58702	Custodian Wells Fargo Bank, N.A. Trust & Custody Solutions 801 Nicollet Mall, Suite 700 Minneapolis, MN 55479

*The Funds are distributed through Integrity Funds Distributor, LLC. Member FINRA

INTEGRITY DIVIDEND HARVEST FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity Dividend Harvest Fund (the “Dividend Harvest Fund” or “Fund”) for the six months ended June 30, 2016. The Fund’s portfolio and related financial statements are presented within for your review.

Risk assets showed increased volatility in the first quarter following the Federal Reserve’s (“Fed”) decision to raise the Federal Funds Rate in December. Equities were likely hurt by the Fed’s anticipation of multiple rate hikes throughout the year followed by weak economic data points. The initial reading of fourth quarter U.S. GDP showed economic growth of 1.8%, barely above the growth rates in European nations who were still engaged in quantitative easing. The S&P 500 (“S&P”) had wide fluctuations and remained negative for all of January before ending down about 5%. February saw more of the same and equities remained volatile as investors reviewed corporate earnings that showed a fourth consecutive quarter of declining revenues. The Volatility Index (“VIX”) reached a 5-month high on February 11th, the same day the S&P touched its bottom for the quarter down more than 10% and oil prices hit a low of $26.19/bbl. Investors flocked to safety, pushing down U.S. Treasury yields and bidding up large-cap equities over their small-cap counterparts. The S&P ended virtually unchanged for the month following a second half bounce. March proved to be more enjoyable for U.S. equity investors as volatility calmed down and prices slowly rose in anticipation that the Fed would come out with a more dovish stance. On March 16th, the Fed announced they had determined that overall economic conditions were not sufficiently improved to justify a further interest rate hike. The S&P continued its steady climb, returning almost 7% for the month and 1.35% for the quarter.

The second quarter started strong as the market continued its rally. The Fed hinted towards another rate hike in their April meeting, but investors placed a low probability of a hawkish June hike as economic data remained uninspiring. The S&P hovered in positive territory for most of April and ended with modest gains. The market continued its climb in May amid mixed economic data and global uncertainties. After investors reviewed a weak first quarter U.S. GDP figure, the Bureau of Labor and Statistics released their jobs report which came in well below expectations. Outside of the U.S., fears of the British leaving the European Union and worries of a slowing China were enough to lower the implied probability of a June rate hike to just 4%. Near month end, an upward revision to GDP and improvements in the Manufacturing and Service industries were enough to help the S&P finish up 1.80% for the month. June saw relatively low volatility until the end of the month when the UK voted on the Brexit. The Brexit vote took over headlines and most polls leaned toward Britain staying in the European Union. In a surprising result, the UK elected to leave the EU with 51.9% of the vote. U.S. markets reacted negatively, dropping over 3% the next day. However, economists generally believe the Brexit will not have a significant impact on the U.S. economy. After two down days, the S&P rallied the last three days of June, ending slightly positive for the month, up 2.46% for the quarter, and up 3.84% for the first half.

Sector returns varied greatly for the first half of 2016. Telecommunications and Utilities performed best with returns of 24.84% and 23.46%, respectively. Investors sought both safety and yield as volatility increased and sovereign bond yields remain depressed. Financials and Information Technology were the only sectors ending negative with returns of -3.09% and -0.33%, respectively. Investors avoided these areas amid negative interest rates and global growth concerns.

The Fund’s total returns for Class A and C were 14.91%* and 14.46%*, respectively, for the six months ended June 30, 2016 while the S&P 500 TR Index gained 3.84% and the Morningstar Large-Cap Value Category average was up 4.01%. The Fund significantly outperformed its Morningstar category and the S&P. Performance was driven by a mix of sector allocation and selection. In relation to the S&P, contributing positively were overweight allocations in Utilities, Telecommunications, and Consumer Staples and stock selection in Energy and Healthcare. Detracting from relative performance was selection in Materials.

The Fund seeks to maximize total return by emphasizing high current income with long term appreciation as a secondary objective, consistent with preservation of capital. The Portfolio Management Team (“Team”) considers dividend yield, dividend growth rate, earnings growth, price-to-earnings multiples, and balance sheet strength. The Team emphasizes dividend yield in selecting stocks for the Fund because the Team believes that, over time, dividend income can contribute significantly to total return and is a more consistent source of investment return than appreciation.

If you would like more frequent updates, please visit the Fund’s website at integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.58% for Class A and 2.39% for Class C. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.85% for Class A and 1.70% for Class C. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through April 30, 2017 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.95% for Class A and 1.70% for Class C. This expense limitation agreement may only be terminated or modified prior to April 30, 2017 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY DIVIDEND HARVEST FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

	Integrity Dividend Harvest Fund Class A without sales charge	Integrity Dividend Harvest Fund Class A with maximum sales charge	S&P 500 TR Index
5/1/12	$10,000	$9,497	$10,000
12/31/12	$10,286	$9,769	$10,310
12/31/13	$12,743	$12,102	$13,649
12/31/14	$14,198	$13,484	$15,518
12/31/15	$14,357	$13,635	$15,733
6/30/16	$16,498	$15,668	$16,336

Average Annual Total Returns for the periods ending June 30, 2016

	1 year	3 year	Since Inception*
Class A Without sales charge	17.68%	12.77%	12.77%
Class A With sales charge (5.00%)	11.78%	10.86%	11.38%
Class C Without CDSC	N/A	N/A	16.19%
Class C With CDSC (1.00%)	N/A	N/A	15.08%

* May 1, 2012 for Class A; August 3, 2015 for Class C

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.58% for Class A and 2.39% for Class C. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.85% for Class A and 1.70% for Class C. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through April 30, 2017 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.95% for Class A and 1.70% for Class C. This expense limitation agreement may only be terminated or modified prior to April 30, 2017 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

INTEGRITY ENERGIZED DIVIDEND FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity Energized Dividend Fund (the “Dividend Harvest Fund” or “Fund”) for the period May 2, 2016 (inception) through June 30, 2016. The Fund’s portfolio and related financial statements are presented within for your review.

Risk assets showed increased volatility in the first quarter following the Federal Reserve’s (“Fed”) decision to raise the Federal Funds Rate in December. Equities were likely hurt by the Fed’s anticipation of multiple rate hikes throughout the year followed by weak economic data points. The initial reading of fourth quarter U.S. GDP showed economic growth of 1.8%, barely above the growth rates in European nations who were still engaged in quantitative easing. The S&P 500 (“S&P”) had wide fluctuations and remained negative for all of January before ending down about 5%. February saw more of the same and equities remained volatile as investors reviewed corporate earnings that showed a fourth consecutive quarter of declining revenues. The Volatility Index (“VIX”) reached a 5-month high on February 11th, the same day the S&P touched its bottom for the quarter down more than 10% and oil prices hit a low of $26.19/bbl. Investors flocked to safety, pushing down U.S. Treasury yields and bidding up large-cap equities over their small-cap counterparts. The S&P ended virtually unchanged for the month following a second half bounce. March proved to be more enjoyable for U.S. equity investors as volatility calmed down and prices slowly rose in anticipation that the Fed would come out with a more dovish stance. On March 16th, the Fed announced they had determined that overall economic conditions were not sufficiently improved to justify a further interest rate hike. The S&P continued its steady climb, returning almost 7% for the month and 1.35% for the quarter.

The second quarter started strong as the market continued its rally. The Fed hinted towards another rate hike in their April meeting, but investors placed a low probability of a hawkish June hike as economic data remained uninspiring. The S&P hovered in positive territory for most of April and ended with modest gains. The market continued its climb in May amid mixed economic data and global uncertainties. After investors reviewed a weak first quarter U.S. GDP figure, the Bureau of Labor and Statistics released their jobs report which came in well below expectations. Outside of the U.S., fears of the British leaving the European Union and worries of a slowing China were enough to lower the implied probability of a June rate hike to just 4%. Near month end, an upward revision to GDP and improvements in the Manufacturing and Service industries were enough to help the S&P finish up 1.80% for the month. June saw relatively low volatility until the end of the month when the UK voted on the Brexit. The Brexit vote took over headlines and most polls leaned toward Britain staying in the European Union. In a surprising result, the UK elected to leave the EU with 51.9% of the vote. U.S. markets reacted negatively, dropping over 3% the next day. However, economists generally believe the Brexit will not have a significant impact on the U.S. economy. After two down days, the S&P rallied the last three days of June, ending slightly positive for the month, up 2.46% for the quarter, and up 3.84% for the first half.

Sector returns varied greatly for the first half of 2016. Telecommunications and Utilities performed best with returns of 24.84% and 23.46%, respectively. Investors sought both safety and yield as volatility increased and sovereign bond yields remain depressed. Financials and Information Technology were the only sectors ending negative with returns of -3.09% and -0.33%, respectively. Investors avoided these areas amid negative interest rates and global growth concerns. The Energy sector returned 16.23% for the first half as oil prices rebounded.

For the energy sector, the new year picked up right where 2015 finished: ugly. However, since February 11th, WTI crude prices rallied from $26/barrel to above $38/barrel at the end of the first quarter, which provided a much needed sentiment change for the industry. Crude oil and energy stocks found support stemming from multiple factors. First, non-OPEC production declines, led by the U.S., gained momentum. Second, a more dovish tone from the Fed led to U.S. dollar weakness. Third, Russia and key OPEC members agreed to meet in April for a discussion on a potential production freeze. Fourth, long only portfolio managers were still broadly underweight energy, which offered rotational inflow potential. Finally, global oil demand continued to grow at a steady pace. The International Energy Agency (“IEA”) and the U.S. Energy Information Administration (“EIA”) both called for greater than one million barrels of oil per day annual demand growth. Demand growth combined with accelerated non-OPEC production declines and reduced OPEC spare capacity equated to a tightened supply and demand picture for crude oil at the end of the first quarter.

The energy sector posted above average performance during the second quarter as the supply and demand balancing act came to fruition. The U.S. horizontal rig count has increased 5 out of the last 6 weeks to 343 rigs at the end of the second quarter, an increase of 9% from the trough set in May. This increase displayed shale operator’s willingness to increase activity levels with crude prices near $50/barrel. U.S. crude oil production, however, was still on the decline, and was actually declining at an accelerated pace. Expectations forecasted declines to continue into 2017. A recent study by Core Laboratories stated the industry would need 1200 rigs at $65-75 oil for 18 months in order to stabilize U.S. production. The Team believes through improved well productivity driven by enhanced completion techniques the industry can stabilize production at 800-1000 rigs. The Permian Basin and the SCOOP/STACK formations offer the most potential for rig additions due to superior well economics at current strip prices and continued well efficiencies.

The Fund’s total returns for Class A and C were 3.66%* and 3.54%*, respectively, for the period May 2, 2016 (inception) through June 30, 2016 while the S&P Composite 1500 TR Index returned 1.32%, the S&P Composite 1500 Energy TR Index returned 2.20%, and the Morningstar Energy Equity Category returned 0.72% for the same period. Key contributions to the Fund’s relative outperformance over the Morningstar category included selection within pipelines and oilfield service. Detracting from performance was an overweight allocation to chemicals and selection within refiners.

If you would like more frequent updates, please visit the Fund’s website at integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through April 30, 2017 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.05% for Class A and 1.80% for Class C. This expense limitation agreement may only be terminated or modified prior to April 30, 2017 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY ENERGIZED DIVIDEND FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

	Integrity Energized Dividend Fund A without sales charge	Integrity Energized Dividend Fund A with maximum sales charge	S&P Composite 1500 Energy TR Index	S&P Composite 1500 TR Index
5/2/16	$10,000	$9,497	$10,000	$10,000
6/30/16	$10,366	$9,844	$10,220	$10,132

Average Annual Total Returns for the periods ending June 30, 2016

Since Inception*
Class A Without sales charge	3.66%
Class A With sales charge (5.00%)	-1.56%
Class C Without CDSC	3.54%
Class C With CDSC (1.00%)	2.54%

* May 2, 2016 for Class A and C

The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through April 30, 2017 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.05% for Class A and 1.80% for Class C. This expense limitation agreement may only be terminated or modified prior to April 30, 2017 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

INTEGRITY GROWTH & INCOME FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity Growth & Income Fund (the “Growth & Income Fund” or “Fund”) for the six months ended June 30, 2016. The Fund’s portfolio and related financial statements are presented within for your review.

Risk assets showed increased volatility in the first quarter following the Federal Reserve’s (“Fed”) decision to raise the Federal Funds Rate in December. Equities were likely hurt by the Fed’s anticipation of multiple rate hikes throughout the year followed by weak economic data points. The initial reading of fourth quarter U.S. GDP showed economic growth of 1.8%, barely above the growth rates in European nations who were still engaged in quantitative easing. The S&P 500 (“S&P”) had wide fluctuations and remained negative for all of January before ending down about 5%. February saw more of the same and equities remained volatile as investors reviewed corporate earnings that showed a fourth consecutive quarter of declining revenues. The Volatility Index (“VIX”) reached a 5-month high on February 11th, the same day the S&P touched its bottom for the quarter down more than 10% and oil prices hit a low of $26.19/bbl. Investors flocked to safety, pushing down U.S. Treasury yields and bidding up large-cap equities over their small-cap counterparts. The S&P ended virtually unchanged for the month following a second half bounce. March proved to be more enjoyable for U.S. equity investors as volatility calmed down and prices slowly rose in anticipation that the Fed would come out with a more dovish stance. On March 16th, the Fed announced they had determined that overall economic conditions were not sufficiently improved to justify a further interest rate hike. The S&P continued its steady climb, returning almost 7% for the month and 1.35% for the quarter.

The second quarter started strong as the market continued its rally. The Fed hinted towards another rate hike in their April meeting, but investors placed a low probability of a hawkish June hike as economic data remained uninspiring. The S&P hovered in positive territory for most of April and ended with modest gains. The market continued its climb in May amid mixed economic data and global uncertainties. After investors reviewed a weak first quarter U.S. GDP figure, the Bureau of Labor and Statistics released their jobs report which came in well below expectations. Outside of the U.S., fears of the British leaving the European Union and worries of a slowing China were enough to lower the implied probability of a June rate hike to just 4%. Near month end, an upward revision to GDP and improvements in the Manufacturing and Service industries were enough to help the S&P finish up 1.80% for the month. June saw relatively low volatility until the end of the month when the UK voted on the Brexit. The Brexit vote took over headlines and most polls leaned toward Britain staying in the European Union. In a surprising result, the UK elected to leave the EU with 51.9% of the vote. U.S. markets reacted negatively, dropping over 3% the next day. However, economists generally believe the Brexit will not have a significant impact on the U.S. economy. After two down days, the S&P rallied the last three days of June, ending slightly positive for the month, up 2.46% for the quarter, and up 3.84% for the first half.

Sector returns varied greatly for the first half of 2016. Telecommunications and Utilities performed best with returns of 24.84% and 23.46%, respectively. Investors sought both safety and yield as volatility increased and sovereign bond yields remain depressed. Financials and Information Technology were the only sectors ending negative with returns of -3.09% and -0.33%, respectively. Investors avoided these areas amid negative interest rates and global growth concerns.

The Fund’s total returns for Class A and C were 3.93%* and 3.73%*, respectively, for the six months ended June 30, 2016 while the S&P 500 TR Index gained 3.84% and the Morningstar Large-Cap Blend Category average was up 2.16%. The Fund outperformed its Morningstar category and performed slightly better than the S&P. In relation to the S&P, contributing positively was stock selection in Healthcare and overweight allocations in Telecommunications and Utilities. Detracting from relative performance was selection in Materials and Financials.

The Fund is managed using a blended growth and income investment strategy. We seek to invest primarily in domestic common stocks, balancing investments between growth and dividend paying stocks, depending on where we see the best value. We also try to emphasize companies we believe offer both attractive investment opportunities and demonstrate a positive awareness of their impact on the society in which they operate.

If you would like more frequent updates, please visit the Fund’s website at integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.85% for Class A and 2.67% for Class C. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.25% for Class A and 2.00% for Class C. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through April 30, 2017 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.25% for Class A and 2.00% for Class C. This expense limitation agreement may only be terminated or modified prior to April 30, 2017 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY GROWTH & INCOME FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

	Integrity Growth & Income Fund Class A without sales charge	Integrity Growth & Income Fund Class A with maximum sales charge	S&P 500 TR Index
12/30/05	$10,000	$9,501	$10,000
12/29/06	$11,504	$10,930	$11,579
12/31/07	$12,421	$11,801	$12,216
12/31/08	$9,060	$8,608	$7,696
12/31/09	$10,287	$9,774	$9,733
12/31/10	$12,056	$11,454	$11,199
12/30/11	$12,300	$11,687	$11,435
12/31/12	$13,979	$13,282	$13,265
12/31/13	$17,860	$16,969	$17,562
12/31/14	$18,934	$17,989	$19,966
12/31/15	$18,536	$17,611	$20,242
6/30/16	$19,264	$18,303	$21,019

Average Annual Total Returns for the periods ending June 30, 2016

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	-2.11%	7.67%	7.59%	6.43%	8.18%
Class A With sales charge (5.00%)	-6.99%	5.84%	6.49%	5.88%	7.93%
Class C Without CDSC	N/A	N/A	N/A	N/A	-4.16%
Class C With CDSC (1.00%)	N/A	N/A	N/A	N/A	-5.19%
* January 3, 1995 for Class A; August 3, 2015 for Class C

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.85% for Class A and 2.67% for Class C. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.25% for Class A and 2.00% for Class C. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through April 30, 2017 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.25% for Class A and 2.00% for Class C. This expense limitation agreement may only be terminated or modified prior to April 30, 2017 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends. The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

INTEGRITY HIGH INCOME FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity High Income Fund (the “High Income Fund” or “Fund”) for the six months ended June 30, 2016. The Fund’s portfolio and related financial statements are presented within for your review.

Market Environment

2016 opened up where 2015 closed as the price of oil continued to dictate the demand for all risk assets. With West Texas Intermediate (“WTI”) spot trading at $28 in parts of January and February, risk assets couldn’t find many buyers. Market participants also couldn’t align lower commodity prices, resulting uncertainty around global growth and fears of a U.S. recession with the beginning of a Federal Reserve (“Fed”) rate hike cycle. On February 11, high yield had returned -5.14% at that point in 2016 while spreads had widened 190 basis points (“bps”) to 887 bps and WTI spot prices bottomed at $26.19. The Fed communicated a more accommodative stance, and better-than-expected economic data releases helped reduce the worst fears, a U.S. recession. As the year progressed beyond February, commodity prices extended their rally, global recession fears diminished, and global central banks continued to signal accommodative policies. The worst global recession fears continued to diminish in May and economic releases outperformed lowered expectations. Global central banks communicated patient and more global economy-driven policy decisions. However, the build-up to the Brexit referendum and subsequent “leave” results dominated financial markets in June. Risk assets sold off sharply in response but posted a furious recovery the last few trading days of June. Energy commodities price volatility diminished. WTI spot traded about $50 a barrel for much of the latter part of the six months, which improved sentiment in energy and commodity-related sectors, with securities prices moving dramatically higher. High yield posted two positive quarterly returns during the period and year-to-date performance was 9.32% through June 30 (as measured by the BAML US High Yield Master II Constrained Index, HUC0).

All sectors posted positive returns for the trailing six months, but performance dispersion by name and sector continued. Steel, 30.60%, Metals & Mining, 21.30%, and Energy, 18.26%, were the best-performing sectors during the period, while Banks, 1.33%, Entertainment, 1.35% and Airlines, 2.01% were among the worst. CCCs dramatically outperformed, returning 15.87%, better than single-Bs, 7.08%; and double-Bs, 6.90%. Securities downgraded to below investment grade, or fallen angels (as measured by the BAML US Fallen Angel High Yield Index, H0FA), returned 16.18% and continued to significantly impact broader high-yield market performance. Spreads tightened 77 bps, ending the six-month period at 618 bps. Yield-to-worst was at 7.30%, lower by 146 bps during the period.

New issue supply totaled $155.3 billion year-to-date through June, down 19% on a year-over-year basis. Fallen angels supply totaled $162 billion for the first half compared to $53 billion for all of 2015. After just six months, 2016 fallen angel volume is the highest annual amount since the financial crisis. After a strong first quarter, high yield retail flows were negative $6 billion. The default rate, as expected, moved higher to 3.56% on a trailing 12-month par-weighted rate. Notably, the default rate dropped to 0.53% with energy and metals and mining excluded.

For the six-month period, high yield returned 9.32% (as measured by the BAML US High Yield Master II Constrained Index, HUC0), outperforming the major fixed income classes: emerging markets (EMCB), 8.00%; high-grade credit (C0A0), 7.56%; U.S. Aggregate (D0A0), 5.47%; and five-year Treasuries (GA05), 4.36%.

Portfolio Performance and Positioning

For the six months ended June 30, the Integrity High Income Fund returned 7.83%* (A Class Shares, net of fees) and 7.41%* (C Class Shares, net of fees) compared to its benchmark, the Barclays Capital U.S. Corporate High Yield Index, which returned 9.06%, and the Morningstar High Yield category year-to-date return of 6.43%. The Fund underperformed its benchmark due to underweights in metals and mining and oil field services, coupled with security selection in the technology sector. Specifically, relative weightings in Valeant Pharmaceuticals, Intelsat Jackson Holdings, Aspect Software, ArcelorMittal and Freeport-McMoRan hindered results for the period. Alternatively, relative contributions from security selection in the telecommunications, independent energy and gaming sectors enhanced performance. The largest contributors to first-half performance came from relative weightings in Caesars Entertainment Corporation, Whiting Petroleum Corporation, Softbank Group Corporation, Denbury Resources and Windstream Holdings.

Compared to the benchmark at June 30, the Fund was overweight in technology, gaming and telecommunications securities due to our view of the relative value opportunities within those sectors. The Fund was underweight in metals and mining, banking/financials and oil field services because we have not found these sectors attractive due to challenging fundamental outlooks or rich valuations. Relative to the benchmark at June 30, the Fund’s spread was higher, and yield and duration were lower those of the benchmark.

Market Outlook

Recent European events have decreased expectations for global growth. While corporate fundamentals have weakened modestly, we expect the majority of high yield issuers to maintain reasonable cash flow growth and moderate leverage. However, individual issuer credit fundamentals challenges exist at this point of the credit cycle. We believe broader market high-yield spreads are attractive but we continue to expect episodes of volatility. We expect defaults to be 3-5% in 2016, driven largely by commodity-related issuers. The recent bounce in commodity markets has improved sentiment in energy and commodity-related sectors with security prices moving dramatically higher. Performance volatility in commodity-related sectors will continue. Short-term technicals continue to be highly correlated global economic growth views and will contribute to spread and performance volatility. New issue activity has increased recently but year-to-date activity remains below last year due to broader market volatility; we expect supply will continue to be driven by risk asset demand. Fallen angel supply will continue to impact broader high-yield market performance. As central bank policies develop and, if global growth concerns continue, we expect episodes of volatility will persist while increasing dispersion of returns among individual issuers, industry sectors and rating buckets. We see potential for modest spread tightening and a more carry-like return for high yield. We believe our current portfolio positioning, fundamental research, and bottom-up oriented style should allow us to take advantage of market opportunities.

If you would like more frequent updates, please visit the Fund’s website at integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Roberty L. Cook Managing Director J.P. Morgan Investment Management, Inc.	Thomas G. Hauser Vice President J.P. Morgan Investment Management, Inc.

The views expressed are those of Robert L. Cook, Senior Portfolio Manager and Managing Director, and Thomas G. Hauser, Vice President, J.P. Morgan Investment Management, Inc. (“JPMIM”), sub-adviser to the Fund. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.67% for Class A and 2.41% for Class C. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.15% for Class A and 1.90% for Class C. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through April 30, 2017 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.15% for Class A and 1.90% for Class C. This expense limitation agreement may only be terminated or modified prior to April 30, 2017 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY HIGH INCOME FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

	Integrity High Income Fund Class A without sales charge	Integrity High Income Fund Class A with maximum sales charge	Barclays Capital U.S. Corporate High Yield Bond Index
12/30/05	$10,000	$9,572	$10,000
12/29/06	$11,066	$10,592	$11,187
12/31/07	$9,952	$9,526	$11,397
12/31/08	$6,544	$6,264	$8,416
12/31/09	$10,180	$9,744	$13,316
12/31/10	$11,543	$11,050	$15,328
12/30/11	$12,047	$11,532	$16,092
12/31/12	$13,760	$13,172	$18,636
12/31/13	$14,630	$14,005	$20,026
12/31/14	$14,899	$14,261	$20,519
12/31/15	$14,238	$13,629	$19,603
6/30/16	$15,353	$14,696	$21,379

Average Annual Total Returns for the periods ending June 30, 2016

					Since Inception
	1 year	3 year	5 year	10 year	(April 30, 2004)
Class A Without sales charge	0.98%	3.46%	5.01%	3.88%	5.01%
Class A With sales charge (4.25%)	-3.28%	1.96%	4.10%	3.43%	4.64%
Class C Without CDSC	0.25%	2.69%	4.23%	3.11%	4.20%
Class C With CDSC (1.00%)	-0.71%	2.69%	4.23%	3.11%	4.20%

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.67% for Class A and 2.41% for Class C. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.15% for Class A and 1.90% for Class C. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through April 30, 2017 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.15% for Class A and 1.90% for Class C. This expense limitation agreement may only be terminated or modified prior to April 30, 2017 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends. The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Williston Basin/Mid-North America Stock Fund (the “WB/MNA Stock Fund” or “Fund”) for the six months ended June 30, 2016. The Fund’s portfolio and related financial statements are presented within for your review.

Risk assets showed increased volatility in the first quarter following the Federal Reserve’s (“Fed”) decision to raise the Federal Funds Rate in December. Equities were likely hurt by the Fed’s anticipation of multiple rate hikes throughout the year followed by weak economic data points. The initial reading of fourth quarter U.S. GDP showed economic growth of 1.8%, barely above the growth rates in European nations who were still engaged in quantitative easing. The S&P 500 (“S&P”) had wide fluctuations and remained negative for all of January before ending down about 5%. February saw more of the same and equities remained volatile as investors reviewed corporate earnings that showed a fourth consecutive quarter of declining revenues. The Volatility Index (“VIX”) reached a 5-month high on February 11th, the same day the S&P touched its bottom for the quarter down more than 10% and oil prices hit a low of $26.19/bbl. Investors flocked to safety, pushing down U.S. Treasury yields and bidding up large-cap equities over their small-cap counterparts. The S&P ended virtually unchanged for the month following a second half bounce. March proved to be more enjoyable for U.S. equity investors as volatility calmed down and prices slowly rose in anticipation that the Fed would come out with a more dovish stance. On March 16th, the Fed announced they had determined that overall economic conditions were not sufficiently improved to justify a further interest rate hike. The S&P continued its steady climb, returning almost 7% for the month and 1.35% for the quarter.

The second quarter started strong as the market continued its rally. The Fed hinted towards another rate hike in their April meeting, but investors placed a low probability of a hawkish June hike as economic data remained uninspiring. The S&P hovered in positive territory for most of April and ended with modest gains. The market continued its climb in May amid mixed economic data and global uncertainties. After investors reviewed a weak first quarter U.S. GDP figure, the Bureau of Labor and Statistics released their jobs report which came in well below expectations. Outside of the U.S., fears of the British leaving the European Union and worries of a slowing China were enough to lower the implied probability of a June rate hike to just 4%. Near month end, an upward revision to GDP and improvements in the Manufacturing and Service industries were enough to help the S&P finish up 1.80% for the month. June saw relatively low volatility until the end of the month when the UK voted on the Brexit. The Brexit vote took over headlines and most polls leaned toward Britain staying in the European Union. In a surprising result, the UK elected to leave the EU with 51.9% of the vote. U.S. markets reacted negatively, dropping over 3% the next day. However, economists generally believe the Brexit will not have a significant impact on the U.S. economy. After two down days, the S&P rallied the last three days of June, ending slightly positive for the month, up 2.46% for the quarter, and up 3.84% for the first half.

Sector returns varied greatly for the first half of 2016. Telecommunications and Utilities performed best with returns of 24.84% and 23.46%, respectively. Investors sought both safety and yield as volatility increased and sovereign bond yields remain depressed. Financials and Information Technology were the only sectors ending negative with returns of -3.09% and -0.33%, respectively. Investors avoided these areas amid negative interest rates and global growth concerns. The Energy sector returned 16.23% for the first half as oil prices rebounded.

For the energy sector, the new year picked up right where 2015 finished: ugly. However, since February 11th, WTI crude prices rallied from $26/barrel to above $38/barrel at the end of the first quarter, which provided a much needed sentiment change for the industry. Crude oil and energy stocks found support stemming from multiple factors. First, non-OPEC production declines, led by the U.S., gained momentum. Second, a more dovish tone from the Fed led to U.S. dollar weakness. Third, Russia and key OPEC members agreed to meet in April for a discussion on a potential production freeze. Fourth, long only portfolio managers were still broadly underweight energy, which offered rotational inflow potential. Finally, global oil demand continued to grow at a steady pace. The International Energy Agency (“IEA”) and the U.S. Energy Information Administration (“EIA”) both called for greater than one million barrels of oil per day annual demand growth. Demand growth combined with accelerated non-OPEC production declines and reduced OPEC spare capacity equated to a tightened supply and demand picture for crude oil at the end of the first quarter.

The energy sector posted above average performance during the second quarter as the supply and demand balancing act came to fruition. The U.S. horizontal rig count has increased 5 out of the last 6 weeks to 343 rigs at the end of the second quarter, an increase of 9% from the trough set in May. This increase displayed shale operator’s willingness to increase activity levels with crude prices near $50/barrel. U.S. crude oil production, however, was still on the decline, and was actually declining at an accelerated pace. Expectations forecasted declines to continue into 2017. A recent study by Core Laboratories stated the industry would need 1200 rigs at $65-75 oil for 18 months in order to stabilize U.S. production. The Team believes through improved well productivity driven by enhanced completion techniques the industry can stabilize production at 800-1000 rigs. The Permian Basin and the SCOOP/STACK formations offer the most potential for rig additions due to superior well economics at current strip prices and continued well efficiencies.

The IEA expects to see a small supply deficit in the third quarter, the first deficit since the fourth quarter of 2013. The IEA believes Non-OPEC production will fall by 900,000 barrels of oil per day in 2016, while revised global demand is now expected to grow by 1.4 million barrels of oil per day. This calls into question OPEC’s ability to meet global demand as the “Call on OPEC” would increase by 2.3 million barrels of oil per day. OPEC’s current spare capacity is estimated at 1.2 million barrels of oil per day, near a historic low. Non-OPEC production declines have only been exacerbated by lack of global upstream capital expenditures. A particularly interesting statistic cited by Schlumberger was that long lead projects the industry has deferred over the past year represent 6 million barrels of oil per day of production growth that will no longer happen by 2019/2020. The industry appears to be entering a period of supply shortage that could take years of higher oil prices to reverse. On the demand front, sound fundamental support driven by lower prices at the pump and growing per capita income in emerging markets will likely continue to drive global oil demand higher.

For the first half of 2016, the Fund’s total returns for Class A and C were 14.85%* and 14.42%*, respectively, compared to returns of 15.57%, 13.75%, and 3.62% for the S&P Composite 1500 Energy TR Index, Morningstar Equity Energy Category, and Russell 3000 TR Index, respectively. Rising crude prices during the 1H2016 contributed to the energy sector’s relative outperformance versus the broader market. Key contributions to the Fund’s relative outperformance over the Morningstar category included selection within oilfield service & equipment, an overweight allocation in frac sand producers, and an underweight allocation in integrated oil companies. Detracting from performance was selection within refiners and an overweight allocation to chemicals.

The Portfolio Management Team believes that, given the industry’s desire to live within cash flow, oil prices need to move above $60 for U.S. unconventional activity to contribute any growth in non-OPEC supply. Further, given the shelving of major long lead projects, this period of substantial underinvestment supports our view that oil rebounds faster than consensus expectations, approaching $70 in 2017. As a result, while we believe a strong case can be made for extended outperformance by the energy sector, stock selection will be paramount for investment performance beyond a directional call on oil. Our focus on companies with leverage to the right basins will lead our efforts to provide superior investment performance.

If you would like more frequent updates, please visit the Fund’s website at integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management, LLC (“Viking Fund Management”, “VFM”, or the “Adviser”). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.44% for Class A and 1.94% for Class C. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.44% for Class A and 1.94% for Class C. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through April 30, 2017 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.50% for Class A and 2.00% for Class C. This expense limitation agreement may only be terminated or modified prior to April 30, 2017 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

	WB/MNA Stock Fund Class A without sales charge	WB/MNA Stock Fund Class A with maximum sales charge	S&P Composite 1500 Energy TR Index	S&P Composite 1500 TR Index	Russell 3000 TR Index
12/30/05	$10,000	$9,501	$10,000	$10,000	$10,000
12/29/06	$10,773	$10,236	$12,210	$11,534	$11,571
12/31/07	$10,674	$10,142	$16,430	$12,165	$12,166
12/31/08	$8,608	$8,179	$10,544	$7,697	$7,627
12/31/09	$10,270	$9,757	$12,275	$9,795	$9,789
12/31/10	$15,141	$14,385	$14,898	$11,399	$11,446
12/30/11	$15,903	$15,110	$15,483	$11,599	$11,564
12/31/12	$15,933	$15,138	$16,154	$13,474	$13,462
12/31/13	$21,031	$19,981	$20,256	$17,894	$17,979
12/31/14	$18,626	$17,697	$18,401	$20,235	$20,236
12/31/15	$13,940	$13,245	$14,339	$20,440	$20,333
6/30/16	$16,010	$15,212	$16,572	$21,299	$21,070

Average Annual Total Returns for the periods ending June 30, 2016

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	-14.19%	-3.11%	-1.55%	4.67%	6.57%
Class A With sales charge (5.00%)	-18.54%	-4.77%	-2.55%	4.14%	6.25%
Class C Without CDSC	-14.63%	N/A	N/A	N/A	-15.64%
Class C With CDSC (1.00%)	-15.48%	N/A	N/A	N/A	-15.64%
* April 5, 1999 for Class A; May 1, 2014 for Class C

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.44% for Class A and 1.94% for Class C. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.44% for Class A and 1.94% for Class C. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through April 30, 2017 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.50 for Class A and 2.00% for Class C. This expense limitation agreement may only be terminated or modified prior to April 30, 2017 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends. The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser. The Fund’s performance prior to November 10, 2008 was achieved under the previous investment strategy, which may have produced different results than the current investment strategy.

INTEGRITY DIVIDEND HARVEST FUND

PORTFOLIO MARKET SECTORS June 30, 2016 (unaudited)

Consumer Staples	22.3%
Energy	11.8%
Utilities	11.1%
Financials	10.0%
Telecommunication Services	9.5%
Information Technology	8.1%
Industrials	7.9%
Health Care	7.7%
Consumer Discretionary	6.3%
Materials	3.8%
Cash Equivalents and Other	1.5%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets and are subject to change.

SCHEDULE OF INVESTMENTS June 30, 2016 (unaudited)

	Shares	Fair Value
COMMON STOCKS (98.5%)

Consumer Discretionary (6.3%)
Cracker Barrel Old Country Store Inc	6,000	$1,028,820
Kohls Corp	31,000	1,175,520
McDonalds Corp	25,000	3,008,500
		5,212,840
Consumer Staples (22.3%)
Altria Group Inc	49,000	3,379,040
Coca-Cola Co/The	92,000	4,170,360
Kimberly-Clark Corp	19,500	2,680,860
PepsiCo Inc	24,000	2,542,560
Philip Morris International	20,000	2,034,400
Procter & Gamble Co/The	41,000	3,471,470
		18,278,690
Energy (11.8%)
BP PLC	56,000	1,988,560
Chevron Corp	17,000	1,782,110
Exxon Mobil Corp	14,000	1,312,360
Spectra Energy Corp	64,000	2,344,320
TransCanada Corp	49,000	2,215,780
		9,643,130
Financials (10.0%)
Cincinnati Financial Corp	23,000	1,722,470
Mercury General Corp	33,000	1,754,280
Old Republic Intl Corp	75,000	1,446,750
People's United Financial Inc	30,000	439,800
Prudential Finl	19,000	1,355,460
Wells Fargo & Company	31,000	1,467,230
		8,185,990
Health Care (7.7%)
Johnson & Johnson	23,000	2,789,900
Merck & Co Inc	30,000	1,728,300
Pfizer Inc	50,000	1,760,500
		6,278,700
Industrials (7.9%)
Deere & Co	16,500	1,337,160
Emerson Electric Co	23,000	1,199,680
Lockheed Martin Corp	5,800	1,439,386
3M Co	5,600	980,672
Waste Management	23,000	1,524,210
		6,481,108
Information Technology (8.1%)
HP Inc	126,000	1,581,300
International Business Machines	16,500	2,504,370
Microsoft Corp	11,000	562,870
Qualcomm Inc	38,000	2,035,660
		6,684,200
Materials (3.8%)
Dow Chemical Co/The	33,000	1,640,430
Lyondellbasell Indu Class A	20,000	1,488,400
		3,128,830
Telecommunication Services (9.5%)
AT&T Inc	106,000	4,580,260
Verizon Communications Inc	57,000	3,182,880
		7,763,140
Utilities (11.1%)
CenterPoint Energy Inc	62,000	1,488,000
Consolidated Edison Inc	19,000	1,528,360
Dominion Resources	8,000	623,440
Duke Energy Corp	16,000	1,372,640
MDU Resources Group Inc	45,000	1,080,000
PPL Corp	42,500	1,604,375
Southern Company	27,000	1,448,010
		9,144,825

TOTAL COMMON STOCKS (COST: $71,097,661)		$80,801,453

SHORT-TERM SECURITIES (0.4%)	Shares
^Wells Fargo Advantage Cash Investment Money Market Fund 0.357% (COST: $350,623)	350,623	$350,623

TOTAL INVESTMENTS IN SECURITIES (COST: $71,448,284) (98.9%)		$81,152,076
OTHER ASSETS LESS LIABILITIES (1.1%)		858,661

NET ASSETS (100.0%)		$82,010,737

^Variable rate security; rate shown represents rate as of June 30, 2016.
ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

INTEGRITY ENERGIZED HARVEST FUND

PORTFOLIO MARKET SECTORS June 30, 2016 (unaudited)

Energy	70.2%
Materials	11.1%
Utilities	8.1%
Cash Equivalents and Other	5.1%
Telecommunication Services	2.8%
Industrials	2.7%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets and are subject to change.

SCHEDULE OF INVESTMENTS June 30, 2016 (unaudited)

		Fair
	Shares	Value
COMMON STOCKS (94.9%)

Energy (70.2%)
Alon USA Energy Inc	3,700	$23,976
Archrock Inc	2,300	21,666
BP PLC	2,600	92,326
Chevron Corp	500	52,415
Delek US Holdings Inc	1,900	25,099
Exxon Mobil Corp	300	28,122
Helmerich & Payne Inc	300	20,139
Occidental Petroleum Corp	600	45,336
ONEOK Inc	700	33,215
PBF Energy Inc	1,000	23,780
Royal Dutch Shell PLC - ADR	1,700	93,874
Semgroup Corp	1,500	48,840
Spectra Energy Corp	2,400	87,912
Statoil ASA - Spon ADR	1,900	32,889
Targa Resources Corp	600	25,284
Total SA	700	33,670
TransCanada Corp	1,600	72,352
Valero Energy Corp	1,000	51,000
Williams Companies Inc	1,900	41,097
		852,992

Deere & Co	400	32,416

Materials (11.1%)
Dow Chemical Co/The	1,300	64,623
PotashCorp	1,600	25,984
Lyondellbasell Indu Class A	600	44,652
		135,259

Telecommunication Services (2.8%)
AT&T Inc	800	34,568

Utilities (8.1%)
CenterPoint Energy Inc	1,900	45,600
Entergy Corp	650	52,878
		98,478

TOTAL COMMON STOCKS (COST: $1,121,745)		$1,153,713

SHORT-TERM SECURITIES (5.1%)	Shares
^Wells Fargo Institutional Bank Deposit Account 0.199% (COST: $62,225)	62,225	$62,225

TOTAL INVESTMENTS IN SECURITIES (COST: $1,183,970) (100.0%)		$1,215,938
LIABILITIES IN EXCESS OF OTHER ASSETS (0.0%)		(28)

NET ASSETS (100.0%)		$1,215,910

^Variable rate security; rate shown represents rate as of June 30, 2016.
ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND

PORTFOLIO MARKET SECTORS June 30, 2016 (unaudited)

Consumer Discretionary	23.7%
Financials	14.8%
Health Care	13.6%
Information Technology	12.4%
Utilities	7.3%
Telecommunication Services	6.8%
Energy	6.7%
Industrials	6.4%
Materials	4.4%
Cash Equivalents and Other	3.9%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets and are subject to change.

SCHEDULE OF INVESTMENTS June 30, 2016 (unaudited)

		Fair
	Shares	Value
COMMON STOCKS (96.1%)

Consumer Discretionary (23.7%)
CBS Corp - Class A	11,000	$598,840
Walt Disney Company	17,000	1,662,940
Lowe's Companies Inc	9,000	712,530
*O'Reilly Automotive Inc	1,400	379,540
Starbucks Corp	16,000	913,920
*Under Armour Inc - Class A	9,500	381,235
Coca-Cola Co/The	21,500	974,595
Kimberly-Clark Corp	7,500	1,031,100
PepsiCo Inc	8,500	900,490
Procter & Gamble Co/The	10,000	846,700
		8,401,890
Energy (6.7%)
Kinder Morgan Inc	30,000	561,600
Occidental Petroleum Corp	6,000	453,360
Schlumberger Ltd	5,500	434,940
Spectra Energy Corp	16,000	586,080
Tesoro Corp	4,500	337,140
		2,373,120
Financials (14.8%)
BlackRock Inc	3,100	1,061,843
JP Morgan Chase & Co	18,000	1,118,520
MetLife Inc	24,000	955,920
US Bancorp	20,000	806,600
Wells Fargo & Company	28,000	1,325,240
		5,268,123
Health Care (13.6%)
Becton Dickinson & Co	5,000	847,950
*HCA Holdings Inc	7,000	539,070
Johnson & Johnson	7,000	849,100
Pfizer Inc	36,000	1,267,560
Thermo Fisher Scientific Inc	7,000	1,034,320
United Health Group Inc	2,000	282,400
		4,820,400
Industrials (6.4%)
General Electric Co	20,000	629,600
3M Co	3,700	647,944
Waste Management	6,000	397,620
Ingersoll - Rand	9,500	604,960
		2,280,124
Information Technology (12.4%)
*Alphabet Inc - Class A	1,400	984,942
Apple Inc	6,000	573,600
HP Inc	78,000	978,900
International Business Machines	4,500	683,010
Qualcomm Inc	13,000	696,410
Visa Inc	6,500	482,105
		4,398,967
Materials (4.4%)
Dow Chemical Co/The	14,100	700,911
Lyondellbasell Indu Class A	11,500	855,830
		1,556,741
Telecommunication Services (6.8%)
AT&T Inc	31,000	1,339,510
Verizon Communications Inc	19,000	1,060,960
		2,400,470
Utilities (7.3%)
Allete Inc	13,500	872,505
CenterPoint Energy Inc	20,000	480,000
Entergy Corp	5,800	471,830
Nextera Energy Inc	6,000	782,400
		2,606,735

TOTAL COMMON STOCKS (COST: $30,179,028)		$34,106,570

SHORT-TERM SECURITIES (3.0%)	Shares
^Wells Fargo Advantage Cash Investment Money Market Fund 0.357% (COST: $1,069,114)	1,069,114	$1,069,114

TOTAL INVESTMENTS IN SECURITIES (COST: $31,248,142) (99.1%)		$35,175,684
OTHER ASSETS LESS LIABILITIES (0.9%)		302,781

NET ASSETS (100.0%)		$35,478,465

*Non-income producing
^Variable rate security; rate shown represents rate as of June 30, 2016.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND

PORTFOLIO MARKET SECTORS June 30, 2016 (unaudited)

Consumer Discretionary	28.4%
Industrials	11.6%
Telecommunication Services	11.5%
Health Care	10.8%
Information Technology	9.8%
Energy	7.9%
Financials	6.6%
Materials	5.4%
Cash Equivalents and Other	4.2%
Consumer Staples	2.9%
Utilities	0.9%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets and are subject to change.

SCHEDULE OF INVESTMENTS June 30, 2016 (unaudited)

	Principal	Fair
	Amount	Value
CORPORATE BONDS (94.9%)

Consumer Discretionary (28.4%)
AMC Networks Inc 5.000% 4/1/24	$80,000	$79,190
AMC Entertainment Inc 5.750% 6/15/25	85,000	84,575
Allegion US Holdings Co 5.750% 10/1/21	30,000	31,350
Altice SA - 144A 7.750% 5/15/22	200,000	202,000
American Axle & MFG Inc 6.625% 10/15/22	80,000	85,600
BC Mountain LLC - 144A 7.000% 2/1/21	30,000	25,875
Boyd Gaming Corp - 144A 6.375% 4/1/26	55,000	57,475
CCO Holdings LLC/Cap Corp - 144A 5.125% 5/1/23	45,000	45,253
CCO Holdings LLC/Cap Corp - 144A 5.375% 5/1/25	40,000	40,600
CCOH Safari LLC-144A 5.750% 2/15/26	75,000	77,250
CCO Holdings LLC/Cap Corp - 144A 5.875% 4/1/24	250,000	259,375
CCO Holdings LLC/Cap Corp - 144A 5.500% 5/1/26	60,000	60,900
(4)(5)Caesars Entertainment 8.500% 2/15/20	155,000	142,600
(4)(5)Caesars Operating Escrow 9.000% 2/15/20	320,000	295,200
(4)(5)Caesars Entertainment 9.000% 2/15/20	35,000	32,287
(1)Chinos Intermediate Holdings - 144A 8.500% 5/1/19	52,125	17,722
Cinemark USA Inc 4.875% 6/1/23	85,000	84,150
Claires Stores Inc 8.875% 3/15/19	75,000	17,062
Claires Stores Inc - 144A 9.000% 3/15/19	160,000	95,200
iHeartCommunications Inc 9.000% 3/1/21	135,000	95,175
Clear Channel Worldwide 7.625% 3/15/20	50,000	45,625
Clear Channel Worldwide 7.625% 3/15/20	165,000	156,997
Clear Channel Worldwide 6.500% 11/15/22	95,000	91,437
*Clear Channel Worldwide 6.500% 11/15/22	330,000	330,000
*Dana Holding Corp 6.000% 9/15/23	125,000	126,875
Dana Holding Corp 5.500% 12/15/24	25,000	23,750
Dish DBS Corp 6.750% 6/1/21	100,000	103,625
*Dish DBS Corp 5.875% 7/15/22	145,000	141,012
Dish DBS Corp 5.000% 3/15/23	235,000	213,850
Dish DBS Corp 5.875% 11/15/24	145,000	134,850
Dish DBS Corp - 144A 7.750% 7/1/26	$25,000	$25,750
Dreamworks Animation SKG - 144A 6.875% 8/15/20	115,000	121,684
Tegna Inc - 144A 4.875% 9/15/21	15,000	15,375
Tegna Inc - 144A 5.500% 9/15/24	50,000	51,500
Gates Global LLC - 144A 6.000% 7/15/22	25,000	21,875
General Motors Co 4.875% 10/2/23	135,000	143,713
General Motors Finl Co 4.250% 5/15/23	35,000	35,985
Goodyear Tire & Rubber Corp 8.750% 8/15/20	45,000	53,212
Goodyear Tire & Rubber 5.125% 11/15/23	35,000	36,137
Goodyear Tire & Rubber 5.000% 5/31/26	25,000	25,469
Gray Television Inc - 144A 5.875% 7/15/26	15,000	15,038
HD Supply Inc CMT - 144A 5.250% 12/15/21	40,000	41,750
HD Supply Inc - 144A 5.750% 4/15/24	55,000	57,200
Hanesbrands Inc - 144A 4.625% 5/15/24	30,000	30,075
Hanesbrands Inc - 144A 4.875% 5/15/26	30,000	30,108
(4)(5)Harrahs Operating Co Inc 11.250% 6/1/17	160,000	147,600
Hilton Worldwide Finance 5.625% 10/15/21	35,000	36,225
iHeartCommunications Inc 10.625% 3/15/23	45,000	31,162
International Game Tech - 144A 6.500% 2/15/25	200,000	201,500
Interval Acquistion Corp 5.625% 4/15/23	70,000	70,175
Inventiv Health Inc - 144A 9.000% 1/15/18	105,000	107,887
(1)Inventiv Health Inc - 144A 12.000% 8/15/18	58,359	59,964
Inventiv Health Inc - 144A 10.000% 8/15/18	15,000	15,000
Inventiv Health Inc - 144A 10.000% 8/15/18	21,000	20,895
Isle of Capri Casinos 5.875% 3/15/21	60,000	62,250
KFC/Hld/Pizza Hut/Taco - 144A 5.000% 6/1/24	20,000	20,350
KFC/Hld/Pizza Hut/Taco - 144A 5.250% 6/1/26	20,000	20,500
L Brands Inc 6.750% 7/1/36	60,000	59,962
Lear Corp 5.250% 1/15/25	65,000	68,169
LTF Merger Sub Inc - 144A 8.500% 6/15/23	90,000	85,050
*MGM Resort Intl 7.750% 3/15/22	220,000	248,600
*MGM Resorts Intl 5.250% 3/31/20	135,000	141,750
MGM Resorts Intl 6.000% 3/15/23	155,000	163,525
MGP Escrow Issuer/Co - 144A 5.625% 5/1/24	10,000	10,575
Neiman Marcus - 144A 8.000% 10/15/21	40,000	32,600
(1)Neiman Marcus - 144A 8.750% 10/15/21	80,000	60,800
Midcontinent Comm & Fin - 144A 6.875% 8/15/23	70,000	71,750
Nexstar Broadcasting, Inc 6.875% 11/15/20	110,000	114,813
Nexstar Broadcasting, Inc - 144A 6.125% 2/15/22	15,000	15,150
Nielsen Finance LLC - 144A 5.000% 4/15/22	135,000	137,700
Numericable -SFR - 144A 7.375% 5/1/26	200,000	197,750
Omega US Sub LLC - 144A 8.750% 7/15/23	75,000	73,500
BC/New Red Finance Inc - 144A 6.000% 4/1/22	100,000	103,719
JC Penney Corp 6.375% 10/15/36	90,000	68,148
Quebecor Media 5.750% 1/15/23	155,000	157,325
RHP Hotel PPTY 5.000% 4/15/21	130,000	132,600
RSI Home Products Inc - 144A 6.500% 3/15/23	100,000	102,750
Radio Systems Corp - 144A 8.375% 11/1/19	115,000	119,600
Regal Entertainment Grp 5.750% 3/15/22	65,000	66,462
Sabre GLBL Inc - 144A 5.375% 4/15/23	65,000	66,462
Sabre GLBL Inc - 144A 5.250% 11/15/23	35,000	35,612
Sally Holdings 5.750% 6/1/22	30,000	31,088
Sally Holdings/Sallys Cap 5.625% 12/1/25	30,000	31,425
*Serta Simmons Hldgs LLC - 144A 8.125% 10/1/20	185,000	189,162
Service Corp Intl 7.500% 4/1/27	135,000	156,600
Service Corp Intl 5.375% 5/15/24	15,000	15,562
Sirius XM Radio INC - 144A 5.750% 8/1/21	25,000	25,969
Sirius XM Radio INC - 144A 6.000% 7/15/24	40,000	41,350
Sirius XM Radio INC - 144A 5.375% 4/15/25	150,000	149,344
Sirius XM Radio INC - 144A 5.375% 7/15/26	40,000	39,700
Six Flags Inc - 144A 4.875% 7/31/24	20,000	19,750
Tempur Sealy Intl Inc 5.625% 10/15/23	60,000	61,800
Tempur Pedic Internation - 144A 5.500% 6/15/26	40,000	39,300
Tenneco Inc 5.000% 7/15/26	35,000	35,503
Time Inc - 144A 5.750% 4/15/22	80,000	75,200
(4)(5)UCI International 8.625% 2/15/19	120,000	26,400
Videotron Ltd - 144A 5.375% 6/15/24	35,000	35,525
Vista Outdoor Inc - 144A 5.875% 10/1/23	70,000	72,800
Wynn Las Vegas LLC/Corp - 144A 5.500% 3/1/25	150,000	145,125
ZF NA Capital - 144A 4.750% 4/29/25	180,000	182,362
Zayo Group LLC/Zayo Cap - 144A 6.375% 5/15/25	50,000	51,000
Zayo Group LLC/Zayo Cap - 144A 6.000% 4/1/23	85,000	86,275
		8,540,851
Consumer Staples (2.9%)
Albertsons Cos LLC/Safew - 144A 6.625% 6/15/24	30,000	30,975
Bumble Bee Acquisition - 144A 9.000% 12/15/17	118,000	119,475
Central Garden & Pet Co. 6.125% 11/15/23	50,000	52,000
HRG Group Inc 7.750% 1/15/22	15,000	14,916
Post Holdings Inc 7.375% 2/15/22	100,000	105,125
Post Holdings Inc - 144A 6.750% 12/1/21	10,000	10,575
Post Holdings Inc - 144A 6.000% 12/15/22	15,000	15,375
Post Holdings Inc - 144A 7.750% 3/15/24	75,000	82,406
Post Holdings Inc - 144A 8.000% 7/15/25	45,000	49,894
Reynolds Group 5.750% 10/15/20	145,000	149,712
Reynolds GRP ISS/Reynold - 144A 7.000% 7/15/24	25,000	25,737
Rite Aid Corp - 144A 6.125% 4/1/23	110,000	117,425
Spectrum Brands Inc 6.625% 11/15/22	25,000	26,531
Spectrum Brands Inc 5.750% 7/15/25	30,000	31,237
Treehouse Foods Inc - 144A 6.000% 2/15/24	30,000	31,800
		863,183
Energy (7.9%)
Alberta Energy Co LTD 8.125% 9/15/30	15,000	16,671
Alberta Energy Co LTD 7.375% 11/1/31	5,000	5,284
Antero Resources Finance 6.000% 12/1/20	10,000	10,108
Antero Resources Corp 5.375% 11/1/21	40,000	39,100
Antero Resources Corp 5.125% 12/1/22	20,000	19,200
Antero Resources Corp 5.625% 6/1/23	5,000	4,850
Blue Racer Mid LLC/Finan - 144A 6.125% 11/15/22	80,000	75,800
Boardwalk Pipelines LP 5.950% 6/1/26	40,000	42,017
(4)(5)Breitburn Energy Partner 8.625% 10/15/20	60,000	12,000
(4)(5)Breitburn Energy Partner 7.875% 4/15/22	20,000	4,000
California Resources Crp - 144A 8.000% 12/15/22	68,000	48,280
Carrizo Oil & Gas Inc 6.250% 4/15/23	20,000	19,250
(2)Chesapeake Energy Corp 3.878% 4/15/19	45,000	33,862
Chesapeake Energy Corp - 144A 8.000% 12/15/22	87,000	73,732
Chesapeake Midstream PT 6.125% 7/15/22	65,000	66,684
CSI Compressco LP/Compre 7.250% 8/15/22	20,000	16,400
Comstock Resources Inc - 144A 10.000% 3/15/20	80,000	64,400
Concho Resources Inc 5.500% 4/1/23	25,000	25,062
Continental Resources 5.000% 9/15/22	50,000	48,875
Crestwood Midstream Part 6.125% 3/1/22	10,000	9,250
Crestwood Midstream Partners - 144A 6.250% 4/1/23	35,000	32,200
Denbury Resources Inc - 144A 5.500% 5/1/22	100,000	67,500
Denbury Resources Inc 4.625% 7/15/23	65,000	41,925
EP Ener/Everest Acq Fin 7.750% 9/1/22	60,000	36,600
Encana Corp 6.625% 8/15/37	50,000	49,784
Enlink Midstream Partner 4.400% 4/1/24	30,000	28,142
Halcon Resources Corp - 144A 8.625% 2/1/20	20,000	18,862
Halcon Resources Corp - 144A 13.000% 2/15/22	109,000	57,770
Hiland Part Lp/Corp - 144A 7.250% 10/1/20	60,000	62,250
Laredo Petroleum Inc 5.625% 1/15/22	35,000	32,725
Meg Energy Corp - 144A 6.375% 1/30/23	75,000	55,500
Meg Energy Corp - 144A 7.000% 3/31/24	120,000	92,400
MPLX LP - 144A 5.500% 2/15/23	75,000	76,200
MPLX LP - 144A 4.875% 12/1/24	30,000	29,225
MPLX LP - 144A 4.875% 6/1/25	120,000	117,279
Newfield Exploration Co 5.750% 1/30/22	45,000	45,562
Oasis Petroleum Inc 6.500% 11/1/21	10,000	9,125
Oasis Petroleum Inc 6.875% 1/15/23	50,000	45,500
Oasis Petroleum Inc - 144A 6.875% 3/15/22	105,000	96,994
Encana Corp 7.200% 11/1/31	15,000	15,367
Parsley Energy LLC/Finan - 144A 6.250% 6/1/24	10,000	10,125
RSP Permian Inc 6.625% 10/1/22	25,000	25,750
Range Resources Corp 4.875% 5/15/25	40,000	38,100
Regency Energy Partners 5.500% 4/15/23	50,000	50,445
Regency Energy Partners 5.875% 3/1/22	20,000	21,393
Regency Energy Partners 5.000% 10/1/22	30,000	30,783
SM Energy Co 6.500% 1/1/23	15,000	13,950
SM Energy Co 6.125% 11/15/22	20,000	18,375
SM Energy Co 5.625% 6/1/25	30,000	25,800
Sanchez Energy Corp 7.750% 6/15/21	20,000	16,950
Sanchez Energy Corp 6.125% 1/15/23	50,000	38,625
Targa Resources Partners 5.250% 5/1/23	10,000	9,450
Targa Resources Partners - 144A 4.125% 11/15/19	20,000	19,800
Targa Resources Partners - 144A 6.750% 3/15/24	55,000	56,375
Tesoro Corp 5.875% 10/1/20	77,000	79,117
Tesoro Corp 6.125% 10/15/21	35,000	36,225
Tesoro Logistics LP/CORP 6.250% 10/15/22	25,000	26,062
Tesoro Logistics LP/CORP 6.375% 5/1/24	25,000	26,187
Trinidad Drilling Ltd - 144A 7.875% 1/15/19	60,000	53,400
Whiting Petroleum Corp 6.250% 4/1/23	10,000	8,950
WPX Energy Inc 5.250% 9/15/24	25,000	22,000
WPX Energy Inc 8.250% 8/1/23	90,000	90,225
		2,363,822
Financials (6.6%)
Ally Financial Inc 5.125% 9/30/24	25,000	25,469
Ally Financial Inc 4.625% 3/30/25	135,000	132,806
Ally Financial Inc 4.625% 5/19/22	45,000	45,337
Ally Financial Inc 5.750% 11/20/25	40,000	40,100
Argos Merger Sub Inc - 144A 7.125% 3/15/23	175,000	180,250
Avaya Inc - 144A 7.000% 4/1/19	105,000	75,075
(2)(3)Bank of America Corp 8.000%	170,000	168,937
Cit Group Inc - 144A 5.500% 2/15/19	115,000	120,319
Cit Group Inc 3.875% 2/19/19	95,000	95,475
Communications Sales & L - 144A 8.250% 10/15/23	105,000	106,510
Corrections Corp of America 4.625% 5/1/23	113,000	113,847
Corrections Corp of America 5.000% 10/15/22	25,000	25,937
Diamond 1 Fin/Diamond 2 - 144A 5.450% 6/15/23	60,000	62,254
Diamond 1 Fin/Diamond 2 - 144A 6.020% 6/15/26	45,000	46,912
Diamond 1 Fin/Diamond 2 - 144A 5.875% 6/15/21	20,000	20,395
Diamond 1 Fin/Diamond 2 - 144A 7.125% 6/15/24	30,000	31,333
Equinix Inc 5.875% 1/15/26	35,000	36,466
Geo Group Inc 5.125% 4/1/23	10,000	9,750
Geo Group Inc 5.875% 1/15/22	75,000	76,500
GEO Group Inc 6.000% 4/15/26	25,000	25,250
Infinity Acq LLC/FI Corp - 144A 7.250% 8/1/22	60,000	52,350
Intl Lease Fin Corp 6.250% 5/15/19	55,000	58,919
*Intl Lease Fin Corp 5.875% 4/1/19	255,000	271,894
Intl Lease Fin Corp 4.625% 4/15/21	10,000	10,300
James Hardie Intl Fin - 144A 5.875% 2/15/23	20,000	20,450
Nielsen Co Lux Sarl - 144A 5.500% 10/1/21	20,000	20,650
Realogy Group/CO Issuer - 144A 5.250% 12/1/21	15,000	15,356
WMG Acquisition Corp - 144A 6.000% 1/15/21	71,000	73,130
WMG Acquisition Corp - 144A 5.625% 4/15/22	15,000	15,338
		1,977,309
Health Care (10.8%)
Alere Inc 6.500% 6/15/20	25,000	24,875
Alere Inc - 144A 6.375% 7/1/23	30,000	31,275
DJO Finco Inc/DJO Finance - 144A 8.125% 6/15/21	155,000	134,075
Davita Inc 5.000% 5/1/25	70,000	69,388
HCA Inc 5.250% 4/15/25	50,000	52,250
*HCA Inc 5.375% 2/1/25	320,000	328,000
HCA Inc 5.875% 2/15/26	140,000	145,250
HCA Inc 5.250% 6/15/26	50,000	51,906
*HCA Inc 7.500% 2/15/22	340,000	386,580
HCA Holdings Inc 6.250% 2/15/21	10,000	10,675
Healthsouth Corp 5.750% 11/1/24	65,000	65,260
Healthsouth Corp 5.750% 9/15/25	30,000	29,700
Hill Rom Holding Inc - 144A 5.750% 9/1/23	35,000	35,788
Hologic Inc - 144A 5.250% 7/15/22	80,000	83,600
Kindred Healthcare Inc 8.750% 1/15/23	90,000	88,819
Kinetics Concept/KCI USA 10.500% 11/1/18	155,000	154,225
Kinetics Concept/KCI USA - 144A 7.875% 2/15/21	35,000	37,209
Mallinckrodt Fin/SB - 144A 4.875% 4/15/20	25,000	24,125
Mallinckrodt Fin/SB - 144A 5.500% 4/15/25	45,000	40,145
Mallinckrodt Fin/SB - 144A 5.625% 10/15/23	30,000	27,938
Tenet Healthcare Corp 6.000% 10/1/20	30,000	31,650
Tenet Healthcare Corp 8.000% 8/1/20	130,000	133,088
Tenet Healthcare Corp 4.750% 6/1/20	15,000	15,365
Tenet Healthcare Corp 4.500% 4/1/21	40,000	40,300
Tenet Healthcare Corp 8.125% 4/1/22	275,000	281,820
Tenet Healthcare Corp 6.750% 6/15/23	85,000	81,388
21st Century Oncology - 144A 11.000% 5/1/23	65,000	54,763
VRX Escrow Corp - 144A 5.875% 5/15/23	210,000	169,575
VRX Escrow Corp - 144A 6.125% 4/15/25	140,000	112,350
Valeant Pharmaceuticals - 144A 7.000% 10/1/20	25,000	22,063
Valeant Pharmaceuticals - 144A 6.750% 8/15/21	90,000	76,725
Valeant Pharmaceuticals - 144A 7.250% 7/15/22	150,000	128,655
Valeant Pharmaceuticals - 144A 7.500% 7/15/21	295,000	260,153
		3,228,978
Industrials (11.6%)
Acco Brands Corp 6.750% 4/30/20	90,000	95,288
ADT Corp 3.500% 7/15/22	105,000	96,206
AECOM - 144A 5.750% 10/15/22	20,000	20,400
AECOM - 144A 5.875% 10/15/24	30,000	30,750
Air Medical Merger Sub - 144A 6.375% 5/15/23	75,000	71,250
Aircastle Ltd 5.125% 3/15/21	10,000	10,400
Aircastle Ltd 5.000% 4/1/23	75,000	76,215
Allegion Plc 5.875% 9/15/23	15,000	15,900
Ashtead Capital Inc - 144A 6.500% 7/15/22	40,000	41,625
Associated Materials Inc 9.125% 11/1/17	45,000	40,050
Avis Budget Car Rental 5.500% 4/1/23	110,000	108,350
Avis Budget Car/ Finance - 144A 6.375% 4/1/24	50,000	49,500
Belden Inc - 144A 5.500% 9/1/22	105,000	105,788
Bombardier Inc - 144A 7.750% 3/15/20	30,000	29,475
Bombardier Inc - 144A 7.500% 3/15/25	90,000	77,850
CNH Industrial Capital 4.375% 11/6/20	65,000	65,650
CNH Industrial Capital 4.875% 4/1/21	70,000	71,225
Clean Harbors Inc 5.250% 8/1/20	80,000	81,900
Clean Harbors Inc 5.125% 6/1/21	25,000	25,578
Energizer Holdings Inc - 144A 5.500% 6/15/25	75,000	74,625
FGI Operating Co LLC 7.875% 5/1/20	95,000	68,875
*Aerojet Rocketdyne Holdings Inc 7.125% 3/15/21	135,000	142,425
General Cable Corp 5.750% 10/1/22	95,000	87,400
Great Lakes Dredge & Dock 7.375% 2/1/19	115,000	110,113
H&E Equipment Services 7.000% 9/1/22	90,000	93,150
Hillman Group Inc - 144A 6.375% 7/15/22	75,000	66,750
Herc Spinoff Escrow LLC - 144A 7.500% 6/1/22	40,000	39,300
Herc Spinoff Escrow LLC - 144A 7.750% 6/1/24	75,000	73,125
Hertz Corp 7.375% 1/15/21	85,000	87,763
Hertz Corp 6.250% 10/15/22	135,000	139,050
Hertz Corp 5.875% 10/15/20	35,000	35,875
Iron Mountain Inc 6.000% 8/15/23	75,000	78,938
(1)Jack Cooper Enterprises - 144A 11.250% 3/15/19	46,507	14,650
Jack Cooper Holdings Corp 9.250% 6/1/20	120,000	77,100
Klx Inc - 144A 5.875% 12/1/22	85,000	83,300
Kratos Defense & Sec 7.000% 5/15/19	75,000	60,563
Manitowoc Foodservice - 144A 9.500% 2/15/24	25,000	27,938
NXP BV/NXP Funding LLC - 144A 4.625% 6/1/23	200,000	203,500
Oshkosh Corp 5.375% 3/1/22	45,000	46,350
Oshkosh Corp 5.375% 3/1/25	20,000	20,550
Renaissance Acquisition - 144A 6.875% 8/15/21	35,000	31,763
Sensata Technologies - 144A 4.875% 10/15/23	60,000	60,000
Sensata Technologies BV - 144A 5.000% 10/1/25	5,000	5,022
Terex Corp 6.500% 4/1/20	65,000	65,569
Terex Corp 6.000% 5/15/21	140,000	140,175
Transdigm Inc 6.500% 5/15/25	85,000	85,213
Triumph Group Inc 4.875% 4/1/21	80,000	75,200
*United Rentals North Am 6.125% 6/15/23	70,000	72,888
UR Financing Escrow Corp 7.625% 4/15/22	85,000	90,738
United Rentals North Am 5.875% 9/15/26	35,000	34,738
XPO Logistics Inc - 144A 6.500% 6/15/22	90,000	85,838
		3,491,884
Information Technology (9.8%)
ACI Worldwide Inc - 144A 6.375% 8/15/20	55,000	56,238
Amkor Technologies Inc 6.625% 6/1/21	70,000	67,988
Amkor Technologies Inc 6.375% 10/1/22	115,000	110,688
Anixter Inc 5.500% 3/1/23	80,000	81,400
(4)(5)Aspect Software Inc 10.625% 5/15/17	75,000	94
Cogent Comm Finance Inc 5.625% 4/15/21	90,000	88,200
Cogent Communications GR - 144A 5.375% 3/1/22	65,000	65,163
Commscope Inc - 144A 5.500% 6/15/24	25,000	25,375
Commscope Tech Finance - 144A 6.000% 6/15/25	125,000	128,125
Entegris Inc - 144A 6.000% 4/1/22	100,000	102,375
Equinix Inc 5.375% 1/1/22	20,000	20,650
Equinix Inc 5.750% 1/1/25	10,000	10,350
First Data Corp - 144A 5.375% 8/15/23	123,000	124,908
First Data Corp - 144A 7.000% 12/1/23	67,000	67,838
First Data Corporation-144A 5.750% 1/15/24	410,000	406,925
Infor US Inc 6.500% 5/15/22	195,000	184,154
(1)Infor Software Parent 7.125% 5/1/21	105,000	92,925
Italics Merger Sub - 144A 7.125% 7/15/23	95,000	90,013
MagnaChip Semiconductor 6.625% 7/15/21	95,000	74,100
Micron Technology Inc - 144A 5.500% 2/1/25	50,000	42,500
Micron Technology Inc - 144A 5.250% 1/15/24	105,000	88,988
Micron Technology Inc - 144A 7.500% 9/15/23	35,000	37,188
Microsemi Corp - 144A 9.125% 4/15/23	75,000	82,500
Plantronics Inc - 144A 5.500% 5/31/23	65,000	64,187
Project Homestake Merger - 144A 8.875% 3/1/23	105,000	108,675
Sabine Pass Liquefaction 6.250% 3/15/22	100,000	102,750
*Sabine Pass Liquefaction 5.750% 5/15/24	100,000	99,250
Sabine Pass Liquefaction - 144A 5.875% 6/30/26	25,000	25,094
Sinclair Television Group 6.125% 10/1/22	105,000	108,412
Sinclair Television Group - 144A 5.625% 8/1/24	20,000	20,450
Western Digital Corp - 144A 7.375% 4/1/23	65,000	69,225
Western Digital Corp - 144A 10.500% 4/1/24	150,000	160,500
*Zebra Technologies Corp - 144A 7.250% 10/15/22	140,000	148,400
		2,955,628
Materials (4.5%)
(2)Ardagh Packaging Fin - 144A 3.634% 12/15/19	200,000	200,750
Ashland Inc 4.750% 8/15/22	170,000	169,150
Berry Plastics Corp 5.125% 7/15/23	10,000	10,000
Berry Plastics Escrow 6.000% 10/15/22	20,000	20,675
Chemours Co 6.625% 5/15/23	70,000	59,500
Chemours Co 7.000% 5/15/25	20,000	16,775
GCP Applied Technologies - 144A 9.500% 2/1/23	40,000	44,700
WR Grace & Co-Conn - 144A 5.625% 10/1/24	10,000	10,250
Hexion US Finance Corp 6.625% 4/15/20	250,000	209,075
Hexion US Fin/Nova Scoti 8.875% 2/1/18	85,000	73,737
Huntsman International LLC 4.875% 11/15/20	25,000	25,125
Huntsman International LLC - 144A 5.125% 11/15/22	110,000	108,900
Ineos Group Holdings SA - 144A 5.875% 2/15/19	200,000	199,750
LSB Industries 7.750% 8/1/19	105,000	104,606
(4)(5)Noranda Aluminium Acquisition 11.000% 6/1/19	40,000	400
Rain CII Carbon LLC - 144A 8.000% 12/1/18	35,000	30,275
(4)(5)Reichhold Industries Inc - 144A 9.000% 5/8/17	103,629	0
Scotts Miracle Gro Co - 144A 6.000% 10/15/23	55,000	57,888
		1,341,556
Telecommunication Services (11.5%)
Centurylink Inc 5.800% 3/15/22	60,000	58,256
Centurylink Inc 6.750% 12/1/23	105,000	103,163
Everest Acq LLC 9.375% 5/1/20	180,000	127,350
Frontier Communications 6.250% 9/15/21	15,000	14,141
Frontier Communications 6.875% 1/15/25	40,000	33,575
Frontier Communications 10.500% 9/15/22	70,000	74,069
Frontier Communications 11.000% 9/15/25	190,000	196,650
GCI Inc 6.750% 6/1/21	60,000	60,750
Intelsat Luxembourg Holdings 7.750% 6/1/21	80,000	19,600
*Intelsat Jackson Holdings 7.250% 10/15/20	375,000	267,188
Intelsat Jackson Holdings 7.250% 4/1/19	45,000	32,850
Intelsat Jackson Holdings 7.500% 4/1/21	35,000	24,150
Intelsat Jackson Holdings 6.625% 12/15/22	50,000	33,750
Intelsat Jackson Holdings 5.500% 8/1/23	115,000	73,025
Level 3 Financing Inc 5.125% 5/1/23	20,000	19,825
Level 3 Financing Inc 5.375% 5/1/25	45,000	44,663
Level 3 Financing Inc 5.375% 1/15/24	35,000	35,131
Level 3 Communications 5.750% 12/1/22	55,000	55,688
Neptune Finco Corp - 144A 10.875% 10/15/25	200,000	228,624
Qwest Capital Funding 7.750% 2/15/31	60,000	51,060
Sprint Capital Corp 6.875% 11/15/28	30,000	23,550
*Sprint Capital Corp 8.750% 3/15/32	385,000	329,175
Sprint Capital Corp - 144A 9.000% 11/15/18	55,000	58,575
Sprint Corp 7.250% 9/15/21	55,000	46,887
*Sprint Corp 7.875% 9/15/23	595,000	486,412
Sprint Corp 7.625% 2/15/25	50,000	39,562
T-Mobile USA Inc 6.633% 4/28/21	90,000	94,050
T-Mobile USA Inc 6.731% 4/28/22	190,000	199,794
T-Mobile USA Inc 6.500% 1/15/26	65,000	68,575
US Cellular Corp 6.700% 12/15/33	60,000	55,162
Wind Acquisition Fin SA - 144A 7.375% 4/23/21	200,000	190,500
*Windstream Corp 7.750% 10/1/21	215,000	202,637
Windstream Corp 7.500% 4/1/23	15,000	13,387
Windstrem Services LLC 7.500% 6/1/22	65,000	58,500
Windstream Services LLC 6.375% 8/1/23	40,000	33,600
		3,453,874
Utilities (0.9%)
AES Corp 7.375% 7/1/21	50,000	56,375
AES Corp 6.000% 5/15/26	20,000	20,425
Dynegy Inc 7.375% 11/1/22	70,000	67,550
Dynegy Inc 7.625% 11/1/24	35,000	33,600
NRG Energy Inc 8.250% 9/1/20	20,000	20,681
NRG Energy Inc 7.875% 5/15/21	19,000	19,665
NRG Energy Inc 6.250% 7/15/22	40,000	38,800
		257,096

TOTAL CORPORATE BONDS (COST: $30,011,557)		$28,474,181

TERM LOANS (0.6%)

Materials (0.6%)
#(1)Reichhold Holdings International (Senior Secured Note) 15.000% 3/31/17	49,078	49,078
#(1)Reichhold Holdings International (Senior Secured Note) 12.000% 3/31/17	91,569	91,569
#Reichhold LLC 12.000% 3/31/17	35,000	35,000

TOTAL LOANS (COST: $174,521)		$175,647

PRIVATE EQUITY (0.3%)

Materials (0.3%)	Shares
#(4)Reichhold Cayman (COST: $120,561)	162	$93,474

SHORT-TERM SECURITIES (3.4%)	Shares
(2)Wells Fargo Advantage Cash Investment Money Market Fund 0.357% (COST: $1,026,034)	1,026,034	$1,026,034

TOTAL INVESTMENTS IN SECURITIES (COST: $31,332,673) (99.2%)		$29,769,336
OTHER ASSETS LESS LIABILITIES (0.8%)		245,704

NET ASSETS (100.0%)		$30,015,040

(1)	Interest or dividend is paid-in-kind, when applicable.

(2)	Variable rate security. The rates for these securities are as of June 30, 2016.

(3)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

(4)	Non-income producing security.

(5)	Issue is in default.

#	Illiquid security. See note 2. Total market value of illiquid securities amount to $269,121 representing 0.9% of net assets as of June 30, 2016.

144A-

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid under procedures approved by the Fund’s Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A Securities amounts to $11,911,819, representing 39.7% of net assets as of June 30, 2016.

*	Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

The accompanying notes are an integral part of these financial statements.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

PORTFOLIO MARKET SECTORS June 30, 2016 (unaudited)

Energy	85.8%
Utilities	5.2%
Cash Equivalents and Other	3.6%
Materials	3.5%
Industrials	1.9%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets and are subject to change.

SCHEDULE OF INVESTMENTS June 30, 2016 (unaudited)

		Fair
	Shares	Value

COMMON STOCKS (96.4%)

Energy (85.8%)
Archrock Inc	860,000	$8,101,200
Baker Hughes Inc	460,000	20,759,800
*Carrizo Oil & Gas Inc	380,000	13,623,000
Cimarex Energy Co.	115,000	13,721,800
*Concho Resources Inc	100,000	11,927,000
*Continental Resources Inc	380,000	17,202,600
*Diamondback Energy	180,000	16,417,800
Enbridge Inc	310,000	13,131,600
*Exterran Corp	350,000	4,497,500
Exxon Mobil Corp	185,000	17,341,900
*FMC Technologies Inc	640,000	17,068,800
*Fairmount Santrol Holdings	720,000	5,551,200
*Forum Energy Technologies Inc	640,000	11,078,400
Halliburton Company	460,000	20,833,400
*Helix Energy Solutions Group	650,000	4,394,000
Helmerich & Payne Inc	90,000	6,041,700
HollyFrontier Corp	90,000	2,139,300
Kinder Morgan Inc	1,505,000	28,173,600
*Memorial Resource Development	500,000	7,940,000
National Oilwell Varco Inc	320,000	10,768,000
*Oil States Intl Inc	585,000	19,234,800
ONEOK Inc	40,000	1,898,000
Parsley Energy Inc	715,000	19,347,900
Patterson-Uti Energy Inc	310,000	6,609,200
Phillips 66	220,000	17,454,800
Pioneer Natural Resources	125,000	18,901,250
RPC Inc	900,000	13,977,000
*RSP Permian Inc	350,000	12,211,500
*Sanchez Energy Corp	700,000	4,942,000
Schlumberger Ltd	350,000	27,678,000
Spectra Energy Corp	740,000	27,106,200
Superior Energy Services	1,380,000	25,405,800
*Synergy Resources Corp	600,000	3,996,000
Tesoro Corp	210,000	15,733,200
TransCanada Corp	200,000	9,044,000
US Silica Holdings Inc	740,000	25,507,800
Valero Energy Corp	235,000	11,985,000
Williams Companies Inc	75,000	1,622,250
		513,367,300
Industrials (1.9%)
Canadian Pacific Railway LTD	90,000	11,591,100

Materials (3.5%)
Westlake Chemical Corp	175,000	7,511,000
Lyondellbasell Indu Class A	180,000	13,395,600
		20,906,600
Utilities (5.2%)
CenterPoint Energy Inc	390,000	9,360,000
MDU Resources Group Inc	520,000	12,480,000
OGE Energy Corp	280,000	9,170,000
		31,010,000

TOTAL COMMON STOCKS (COST: $594,155,316)		$576,875,000

SHORT-TERM SECURITIES (3.8%)	Shares
^Wells Fargo Advantage Cash Investment Money Market Fund 0.357% (COST: $22,608,619)	22,608,619	$22,608,619

TOTAL INVESTMENTS IN SECURITIES (COST: $616,763,935) (100.2%)		$599,483,619
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.2%)		(1,312,706)

NET ASSETS (100.0%)		$598,170,913

* Non-income producing
^ Variable rate security; rate shown represents rate as of June 30, 2016.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities | June 30, 2016

	Dividend	Energized	Growth
	Harvest	Dividend	& Income
	Fund	Fund	Fund
ASSETS
Investments in securities, at value (cost: $71,448,284, $1,183,970, and $31,248,142, respectively)	$81,152,076	$1,215,938	$35,175,684
Cash	0	0	2,880
Security sales receivable	0	0	439,096
Receivable for Fund shares sold	810,140	0	250
Accrued dividends receivable	259,882	2,156	49,487
Accrued interest receivable	254	30	196
Receivable from affiliate	6,509	0	1,000
Prepaid expenses	35,358	0	17,091
Total assets	$82,264,219	$1,218,124	$35,685,684

LIABILITIES
Payable for securities purchased	$0	$0	$161,931
Payable for Fund shares redeemed	76,322	886	0
Dividends payable	75,886	0	0
Trustees’ fees payable	2,869	0	1,788
Payable to affiliates	88,724	1,161	35,662
Accrued expenses	9,681	167	7,838
Total liabilities	$253,482	$2,214	$207,219

NET ASSETS	$82,010,737	$1,215,910	$35,478,465

NET ASSETS ARE REPRESENTED BY:
Capital stock outstanding, $.001 par value, unlimited shares authorized	$73,039,805	$1,183,942	$31,035,751
Accumulated undistributed net realized gain (loss) on investments	(732,860)	0	302,003
Accumulated undistributed net investment income (loss)	0	0	213,169
Unrealized appreciation (depreciation) on investments	9,703,792	31,968	3,927,542

NET ASSETS	$82,010,737	$1,215,910	$35,478,465

Net Assets - Class A	$77,684,758	$1,112,379	$35,310,174
Net Assets - Class C	$4,325,979	$103,531	$168,291
Shares outstanding - Class A	5,604,946	108,122	753,787
Shares outstanding - Class C	313,241	10,062	3,604
Net asset value per share - Class A1	$13.86	$10.29	$46.84
Net asset value per share - Class C1	$13.81	$10.29	$46.70
Public offering price per share – Class A (sales charge of 5.00%, 5.00%, and 5.00%, respectively)	$14.59	$10.83	$49.31

[1]Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities | June 30, 2016

	High	WB/MNA
	Income	Stock
	Fund	Fund
ASSETS
Investments in securities, at value (cost: $31,332,673 and $616,763,935, respectively)	$29,769,336	$599,483,619
Cash	73,639	0
Security sales receivable	60,814	5,059,674
Receivable for Fund shares sold	0	686,540
Accrued dividends receivable	197	493,103
Accrued interest receivable	520,646	5,710
Receivable from affiliate	0	2,270
Receivable from broker	0	91
Prepaid expenses	10,284	74,771
Total assets	$30,434,916	$605,805,778

LIABILITIES
Payable for securities purchased	$280,023	$5,677,037
Payable for Fund shares redeemed	70,185	1,041,534
Dividends payable	30,749	0
Trustees’ fees payable	1,498	27,514
Payable to affiliates	29,552	769,367
Accrued expenses	7,869	119,413
Total liabilities	$419,876	$7,634,865

NET ASSETS	$30,015,040	$598,170,913

NET ASSETS ARE REPRESENTED BY:
Capital stock outstanding, $.001 par value, unlimited shares authorized	$78,232,780	$758,776,722
Accumulated undistributed net realized gain (loss) on investments	(46,654,403)	(144,350,306)
Accumulated undistributed net investment income (loss)	0	1,024,813
Unrealized appreciation (depreciation) on investments	(1,563,337)	(17,280,316)

NET ASSETS	$30,015,040	$598,170,913

Net Assets - Class A	$24,712,688	$551,810,098
Net Assets - Class C	$5,302,352	$46,360,815
Shares outstanding - Class A	3,351,501	111,550,270
Shares outstanding - Class C	717,541	9,419,294
Net asset value per share - Class A1	$7.37	$4.95
Net asset value per share - Class C1	$7.39	$4.92
Public offering price per share – Class A (sales charge of 4.25%, and 5.00%, respectively)	$7.70	$5.21

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Operations | For the six months ended June 30, 2016*

	Dividend	Energized	Growth
	Harvest	Dividend	& Income
	Fund	Fund	Fund
INVESTMENT INCOME
Interest	$2,010	$43	$2,067
Dividends (net of foreign withholding taxes of $6,718, $367, and $0, respectively)	1,254,095	8,866	427,017
Total investment income	$1,256,105	$8,909	$429,084

EXPENSES
Investment advisory fees	$220,579	$934	$173,415
Distribution (12b-1) fees - Class A	71,517	282	43,129
Distribution (12b-1) fees - Class C	9,091	160	832
Transfer agent fees	55,939	1,191	34,215
Administrative service fees	59,175	5,974	42,278
Professional fees	5,792	861	4,506
Reports to shareholders	2,073	0	3,334
License, fees, and registrations	18,747	19,004	10,976
Audit fees	2,447	0	1,433
Trustees’ fees	2,869	0	1,788
Transfer agent out-of-pockets	6,151	649	7,741
Custodian fees	4,117	0	3,335
Legal fees	4,415	8	2,727
Insurance expense	446	0	491
Total expenses	$463,358	$29,063	$330,200
Less expenses waived or reimbursed	(176,136)	(28,943)	(112,891)
Total net expenses	$287,222	$120	$217,309

NET INVESTMENT INCOME (LOSS)	$968,883	$8,789	$211,775

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$(242,575)	$0	$516,899
Net change in unrealized appreciation (depreciation) of investments	7,707,919	31,968	595,420
Net realized and unrealized gain (loss) on investments	$7,465,344	$31,968	$1,112,319

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,434,227	$40,757	$1,324,094

* Energized Dividend Fund commenced operations on May 2, 2016.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Operations | For the six months ended June 30, 2016

	High	WB/MNA
	Income	Stock
	Fund	Fund
INVESTMENT INCOME
Interest	$1,002,960	$47,409
Dividends (net of foreign withholding taxes of $0 and $50,519, respectively)	1,055	5,014,179
Total investment income	$1,004,015	$5,061,588

EXPENSES
Investment advisory fees	$124,841	$1,351,423
Distribution (12b-1) fees - Class A	30,076	1,249,241
Distribution (12b-1) fees - Class C	26,675	204,012
Transfer agent fees	23,562	438,427
Administrative service fees	38,562	379,370
Professional fees	4,125	59,454
Reports to shareholders	1,390	65,480
License, fees, and registrations	8,738	61,528
Audit fees	1,207	22,442
Trustees’ fees	1,499	27,514
Transfer agent out-of-pockets	3,163	173,014
Custodian fees	5,114	35,495
Legal fees	2,287	41,601
Insurance expense	484	10,865
Total expenses	$271,723	$4,119,866
Less expenses waived or reimbursed	(82,690)	(83,091)
Total net expenses	$189,033	$4,036,775

NET INVESTMENT INCOME (LOSS)	$814,982	$1,024,813

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$(692,385)	$(72,409,110)
Net change in unrealized appreciation (depreciation) of investments	2,078,112	149,896,936
Net realized and unrealized gain (loss) on investments	$1,385,727	$77,487,826

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,200,709	$78,512,639

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the six months ended June 30, 2016*

	Dividend	Energized	Growth
	Harvest	Dividend	& Income
	Fund	Fund	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$968,883	$8,789	$211,775
Net realized gain (loss) from investment transactions	(242,575)	0	516,899
Net change in unrealized appreciation (depreciation) of investments	7,707,919	31,968	595,420
Net increase (decrease) in net assets resulting from operations	$8,434,227	$40,757	$1,324,094

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Class A	$(938,438)	$(8,150)	$0
Net investment income - Class C	(30,446)	(638)	0
Total distributions	$(968,884)	$(8,788)	$0

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$30,643,233	$1,178,539	$2,039,452
Proceeds from sale of shares - Class C	3,607,410	100,000	41,826
Proceeds from reinvested dividends - Class A	815,087	8,150	0
Proceeds from reinvested dividends - Class C	26,829	638	0
Cost of shares redeemed - Class A	(4,437,603)	(103,386)	(3,736,519)
Cost of shares redeemed - Class C	(226,268)	0	(47,133)
Net increase (decrease) in net assets resulting from capital share transactions	$30,428,688	$1,183,941	$(1,702,374)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$37,894,031	$1,215,910	$(378,280)
NET ASSETS, BEGINNING OF PERIOD	44,116,706	0	35,856,745
NET ASSETS, END OF PERIOD	$82,010,737	$1,215,910	$35,478,465

Accumulated undistributed net investment income	$0	$0	$213,169

* Energized Dividend Fund commenced operations on May 2, 2016.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the six months ended June 30, 2016

	High	WB/MNA
	Income	Stock
	Fund	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$814,982	$1,024,813
Net realized gain (loss) from investment transactions	(692,385)	(72,409,110)
Net change in unrealized appreciation (depreciation) of investments	2,078,112	149,896,936
Net increase (decrease) in net assets resulting from operations	$2,200,709	$78,512,639

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Class A	$(683,399)	$0
Net investment income - Class C	(131,583)	0
Total distributions	$(814,982)	$0

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$998,749	$47,765,630
Proceeds from sale of shares - Class C	66,898	5,736,754
Proceeds from reinvested dividends - Class A	533,291	0
Proceeds from reinvested dividends - Class C	98,673	0
Cost of shares redeemed - Class A	(2,293,911)	(58,484,901)
Cost of shares redeemed - Class C	(781,755)	(3,576,203)
Net increase (decrease) in net assets resulting from capital share transactions	$(1,378,055)	$(8,558,720)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$7,672	$69,953,919
NET ASSETS, BEGINNING OF PERIOD	30,007,368	528,216,994
NET ASSETS, END OF PERIOD	$30,015,040	$598,170,913

Accumulated undistributed net investment income	$0	$1,024,813

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the year ended December 31, 2015

	WB/MNA	Dividend	Growth	High
	Stock	Harvest	& Income	Income
	Fund	Fund	Fund	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$3,591,416	$1,102,778	$275,603	$1,762,623
Net realized gain (loss) from investment transactions	(58,462,647)	163,368	639,055	58,153
Net change in unrealized appreciation (depreciation) of investments	(140,594,951)	(799,584)	(1,667,442)	(3,254,300)
Net increase (decrease) in net assets resulting from operations	$(195,466,182)	$466,562	$(752,784)	$(1,433,524)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Class A	$(3,555,634)	$(1,097,016)	$(274,755)	$(1,420,267)
Net investment income - Class C	(112,776)	(5,762)	(771)	(342,356)
Net realized gain on investments - Class A	0	(597,578)	(490,684)	0
Net realized gain on investments - Class C	0	(9,182)	(1,807)	0
Total distributions	$(3,668,410)	$(1,709,538)	$(768,017)	$(1,762,623)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$146,502,195	$20,579,265	$5,956,782	$3,989,935
Proceeds from sale of shares - Class C ¹	29,744,926	705,583	181,607	335,840
Proceeds from reinvested dividends - Class A	3,288,216	1,513,609	735,485	1,075,796
Proceeds from reinvested dividends - Class C1	106,539	14,725	2,578	232,224
Cost of shares redeemed - Class A	(231,787,338)	(7,084,424)	(5,676,193)	(6,379,603)
Cost of shares redeemed - Class C1	(8,819,045)	(14,050)	(9,935)	(3,614,397)
Net increase (decrease) in net assets resulting from capital share transactions	$(60,964,507)	$15,714,708	$1,190,324	$(4,360,205)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(260,099,099)	$14,471,732	$(330,477)	$(7,556,352)
NET ASSETS, BEGINNING OF PERIOD	788,316,093	29,644,974	36,187,222	37,563,720
NET ASSETS, END OF PERIOD	$528,216,994	$44,116,706	$35,856,745	$30,007,368

Accumulated undistributed net investment income	$0	$0	$1,394	$0

[1]	Dividend Harvest Fund and Growth & Income Fund began offering Class C shares on August 3, 2015.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1: Organization

The Integrity Funds (the “Trust”) was organized as a Delaware statutory trust on October 31, 1997 and commenced operations on October 31, 1997. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company, consisting of four series (the “Funds”).

Integrity Dividend Harvest Fund (the “Dividend Harvest Fund”), a non-diversified fund, seeks high current income with long term appreciation as a secondary objective. Integrity Energized Dividend Fund (the “Energized Dividend Fund”), a non-diversified fund, seeks long-term appreciation while providing high current income. Integrity Growth & Income Fund (the “Growth & Income Fund”), a diversified fund, seeks to provide long-term growth of capital with dividend income as a secondary objective. Integrity High Income Fund (the “High Income Fund”), a non-diversified fund, seeks a high level of current income with capital appreciation as a secondary objective. Williston Basin/Mid-North America Stock Fund (the “WB/MNA Stock Fund”), a diversified fund, seeks to provide long-term growth through capital appreciation.

Each Fund in the Trust currently offers both Class A and Class C shares. Dividend Harvest Fund Class A, Energized Dividend Fund Class A, Growth & Income Fund Class A, High Income Fund Class A, and WB/MNA Stock Fund Class A shares are sold with an initial sales charge of 5.00%, 5.00%, 5.00%, 4.25%, and 5.00%, respectively, and a distribution fee of up to 0.25% on an annual basis. Class C shares are sold without a sales charge and are subject to a distribution fee of up to 1.00% on an annual basis. The two classes of shares represent interest in each Fund’s same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

NOTE 2: Summary of Significant Accounting Policies

Investment security valuation—Securities for which market quotations are available are valued as follows: (a) Listed securities are valued at the closing price obtained from the respective primary exchange on which the security is listed or, if there were no sales on that day, at its last reported current bid price; (b) Unlisted securities are valued at the last current bid price obtained from the National Association of Securities Dealers’ Automated Quotation System. The Funds’ administrative services agent, Integrity Fund Services, LLC (“Integrity Fund Services” or “IFS”) obtains all of these prices from services that collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as: institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. In the absence of an ascertainable market value, assets are valued at their fair value as determined by IFS using methods and procedures reviewed and approved by the Board of Trustees. Refer to Note 3 for further disclosures related to the inputs used to value the Funds’ investments. Shares of a registered investment company, including money market funds, that are not traded on an exchange are valued at the investment company’s net asset value per share.

When-issued securities—The Funds may purchase securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The values of the securities purchased on a when-issued basis are identified as such in each Fund’s Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities, if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Contingent deferred sales charge—Investments in Class A shares of $1 million or more may be subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). Investments in Class C shares (in any amount) may be subject to a 1.00% CDSC if redeemed within 12 months of purchase.

Federal and state income taxes—Each Fund is a separate taxpayer for federal income tax purposes. Each Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gain on investments to its shareholders; therefore, no provision for income taxes is required.

As of and during the year ended December 31, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Funds did not incur any interest or penalties.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities. Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Premiums and discounts—Premiums and discounts on debt securities are accreted and amortized over the lives of the respective securities for financial statement purposes.

Security transactions, investment income, expenses and distributions—Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the first in, first out basis unless specifically identified. Interest income and estimated expenses are accrued daily. Dividend income is recognized on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable countries’ tax rules and regulations. The Dividend Harvest Fund, Energized Dividend Fund, Growth & Income Fund, and WB/MNA Stock Fund will declare and pay dividends from net investment income at least annually. The High Income Fund declares dividends from net investment income daily and pays such dividends monthly. Dividends are reinvested in additional shares of the Funds at net asset value or paid in cash. Capital gains, when available, are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards and losses due to wash sales. In addition, other amounts have been reclassified within the composition of net assets to more appropriately conform financial accounting to tax basis treatment.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Common expenses—Common expenses of the Trust are allocated among the Funds within the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Multiple class allocations—The High Income Fund simultaneously uses the settled shares method to allocate income and fund-wide expenses and uses the relative net assets method to allocate gains and losses. WB/MNA Stock Fund, Dividend Harvest Fund, and Growth & Income Fund use the relative net assets method to allocate income, fund-wide expenses, gains and losses. Class-specific expenses, distribution fees, and any other items that are specifically attributable to a particular class are charged directly to such class.

Illiquid securities—A security may be considered to be illiquid if it has a limited trading market. Securities are generally considered to be liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Funds. These securities are valued at fair value as described above. Each Fund intends to hold no more than 15% of its net assets in illiquid securities.

NOTE 3: Fair Value Measurements

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized in three broad levels: Level 1 inputs are based on quoted prices in active markets for identical securities. Level 2 inputs are based on significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 inputs are based on significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments). The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2016:

Dividend Harvest Fund	Level 1	Level 2	Level 3	Total
Short Term Securities	$350,623	$0	$0	$350,623
Common Stocks	80,801,453	0	0	80,801,453
Total	$81,152,076	$0	$0	$81,152,076

Energized Dividend Fund	Level 1	Level 2	Level 3	Total
Short Term Securities	$62,225	$0	$0	$62,225
Common Stocks	1,153,713	0	0	1,153,713
Total	$1,215,938	$0	$0	$1,215,938

Growth & Income Fund	Level 1	Level 2	Level 3	Total
Short Term Securities	$1,069,114	$0	$0	$1,069,114
Common Stocks	34,106,570	0	0	34,106,570
Total	$35,175,684	$0	$0	$35,175,684

High Income Fund	Level 1	Level 2	Level 3	Total
Short Term Securities	$1,026,034	$0	$0	$1,026,034
Private Equity	0	0	93,474	93,474
Corporate Bonds	0	28,474,181	0	28,474,181
Term Loans	0	0	175,647	175,647
Total	$1,026,034	$28,474,181	$269,121	$29,769,336

WB/MNA Stock Fund	Level 1	Level 2	Level 3	Total
Short Term Securities	$22,608,619	$0	$0	$22,608,619
Common Stocks	576,875,000	0	0	576,875,000
Total	$599,483,619	$0	$0	$599,483,619

Please refer to the Schedules of Investments for sector classification. The Funds did not hold any Level 3 assets during the six months ended June 30, 2016. There were no transfers into or out of Level 1 or Level 2 during the six months ended June 30, 2016. The Funds consider transfers into or out of Level 1 and Level 2 as of the end of the reporting period. The Funds did not hold any derivative instruments at any time during the six months ended June 30, 2016.

The changes of the fair value of investments during the six months ended June 30, 2016 , for which the High Income Fund used Level 3 inputs to determine the fair value are as follow:

	Balance as		Accrued	Change in unrealized	Balance as
Asset Class	of 12/31/15	Purchases	Discount	appreciation	of 6/30/16
Term Loans	$171,287	$4,360	$675	$(675)	$175,647
Private Equity	$88,938	$0	$0	$4,536	$93,474

	Valuation	Unobservable		Impact to Valuation
Asset Class	Technique	Inputs	Multiple	From Input Increases
Term Loans	Market Approach	EBITDA Multiple	8.6x	N/A*
Private Equity	Market Approach	EBITDA Multiple	8.6x	Increase

* A decrease in the input would result in a decrease in the fair value.

NOTE 4: Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six months ended June 30, 2016, were as follows:

	Dividend	Energized	Growth &	High	WB/MNA
	Harvest Fund	Dividend Fund	Income Fund	Income Fund	Stock Fund
Purchases	$34,755,217	$1,121,745	$9,862,120	$4,420,166	$171,354,465
Sales	$5,064,758	$0	$10,651,456	$5,975,574	$176,120,602

NOTE 5: Capital Share Transactions

Transactions in capital shares were as follows:

Six Months Ended 6/30/16*:	Dividend	Energized	Growth &	High	WB/MNA
	Harvest	Dividend	Income	Income	Stock
Class A	Fund	Fund	Fund	Fund	Fund
Shares sold	2,342,097	117,416	45,550	142,575	11,124,010
Shares issued from reinvestments	59,970	792	0	74,544	0
Shares redeemed	(346,879)	(10,086)	(83,524)	(326,272)	(13,362,404)
Net increase (decrease)	2,055,188	108,122	(37,974)	(109,153)	(2,238,394)
Class C
Shares sold	273,092	10,000	935	9,350	1,354,774
Shares issued from reinvestments	1,963	62	0	13,764	0
Shares redeemed	(18,517)	0	(1,067)	(109,996)	(819,781)
Net increase (decrease)	256,538	10,062	(132)	(86,882)	534,993

* Energized Dividend Fund commenced operations on May 2, 2016.

Year Ended 12/31/15:	Dividend		Growth &	High	WB/MNA
	Harvest		Income	Income	Stock
Class A	Fund		Fund	Fund	Fund
Shares sold	1,648,963		126,033	525,498	26,153,989
Shares issued from reinvestments	122,949		16,065	141,965	755,945
Shares redeemed	(567,461)		(119,754)	(847,345)	(43,647,886)
Net increase (decrease)	1,204,451		22,344	(179,882)	(16,737,952)
Class C
Shares sold	56,645		3,896	44,060	5,296,345
Shares issued from reinvestments	1,191		56	30,536	24,579
Shares redeemed	(1,133)		(216)	(472,877)	(1,754,121)
Net increase (decrease)	56,703		3,736	(398,281)	3,566,803

NOTE 6: Income Tax Information

At December 31, 2015, the unrealized appreciation (depreciation) based on the cost of investments for federal income tax purposes was as follows:

	WB/MNA Stock Fund	Dividend Harvest Fund	Growth & Income Fund	High Income Fund
Investments at cost	$696,900,082	$41,849,850	$32,441,196	$33,310,665
Unrealized appreciation	12,783,050	3,838,357	5,193,217	225,166
Unrealized depreciation	(181,213,096)	(1,845,405)	(1,861,952)	(3,869,827)
Net unrealized appreciation (depreciation)*	($168,430,046)	$1,992,952	$3,331,265	($3,644,661)

*Differences between financial reporting-basis and tax-basis unrealized appreciation/ (depreciation) are due to differing treatment of wash sales.

The tax character of distributions paid was as follows:

	WB/MNA	Dividend	Growth &	High
Year Ended 12/31/15:	Stock Fund	Harvest Fund	Income Fund	Income Fund
Ordinary Income	$3,668,410	$1,102,778	$275,529	$1,762,623
Capital Gain	0	606,760	492,488	0
Total	$3,668,410	$1,709,538	$768,017	$1,762,623

	WB/MNA	Dividend	Growth &	High
Year Ended 12/31/14:	Stock Fund	Harvest Fund	Income Fund	Income Fund
Ordinary Income	$4,272,097	$1,235,513	$1,620,743	$1,812,373
Capital Gain	29,990,943	409,646	1,895,574	0
Total	$34,263,040	$1,645,159	$3,516,317	$1,812,373

As of December 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	WB/MNA Stock Fund	Dividend Harvest Fund	Growth & Income Fund	High Income Fund
Undistributed ordinary income	$0	$0	$1,394	$0
Accumulated capital and other losses	(44,449,980)	0	0	(45,824,738)
Post-October losses deferred	(26,238,422)	(487,362)	(214,039)	(134,069)
Unrealized appreciation/(depreciation)*	(168,430,046)	1,992,952	3,331,265	(3,644,661)
Total accumulated earnings/(deficit)	($239,118,448)	$1,505,590	$3,118,620	($49,603,468)

*Differences between financial reporting-basis and tax-basis unrealized appreciation/(depreciation) are due to differing treatment of wash sales.

Net capital losses incurred after October 31 and within the tax year are deemed to arise on the first business day of the Funds’ next taxable year.

Under the Regulated Investment Company Modernization Act of 2010 (“Act”), funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period of time. The short-term and long-term character of such losses are retained rather than being treated as short-term as under previous law. Pre-enactment losses are eligible to be carried forward for a maximum period of eight years. Pursuant to the Act, post-enactment capital losses must be utilized before pre-enactment capital losses. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. The Funds’ capital loss carryforward amounts as of December 31, 2015, are as follows:

	WB/MNA Stock Fund	High Income Fund
Expires in 2016	$0	$30,187,868
Expires in 2017	0	14,842,642
Expires in 2018	0	794,228
Non-expiring short-term losses	40,669,426	0
Non-expiring long-term losses	3,780,554	0
Total Capital Loss Carryforwards	$44,449,980	$45,824,738

For the year ended December 31, 2015, the High Income Fund utilized capital loss carryforwards of $192,370.

For the year ended December 31, 2015, Growth & Income Fund reclassified accumulated net realized gains of $3 to accumulated net investment income due to a distribution adjustment. WB/MNA Stock Fund reclassified accumulated net investment income of $76,994 to paid-in capital due to a distribution adjustment.

NOTE 7: Investment Advisory Fees and Other Transactions with Affiliates

Viking Fund Management (“VFM”), the Funds’ investment adviser; Integrity Funds Distributor, LLC (“Integrity Funds Distributor” or “IFD”), the Funds’ underwriter; and Integrity Fund Services, the Funds’ transfer, accounting, and administrative services agent; are subsidiaries of Corridor Investors, LLC (“Corridor Investors” or “Corridor”), the Funds’ sponsor. For Integrity High Income Fund, JPMIM is the sub-adviser. A Trustee of the Funds is also a Governor of Corridor.

VFM provides investment advisory and management services to the Funds. For the Dividend Harvest Fund, Energized Dividend Fund, Growth & Income Fund, High Income Fund, and WB/MNA Stock Fund the Investment Advisory Agreement (the “Advisory Agreement”) provides for fees to be computed at an annual rate of 0.75%, 0.75%, 1.00%, 0.85%, and 0.50%, respectively, of each Fund’s average daily net assets. VFM has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, taxes, brokerage fees, commissions and acquired fund fees and expenses, for Dividend Harvest Fund Class A, Dividend Harvest Fund Class C, Energized Dividend Fund Class A, Energized Dividend Fund Class C, Growth & Income Fund Class A, Growth & Income Fund Class C, High Income Fund Class A, High Income Fund Class C, WB/MNA Stock Fund Class A, and WB/MNA Stock Fund Class C, so that the net annual operating expenses do not exceed 0.95%, 1.70%, 1.05%, 1.80%, 1.25%, 2.00%, 1.15%, 1.90%, 1.50%, and 2.00%, respectively, through April 30, 2017. After April 30, 2017, the expense limitations may be terminated or revised. VFM and affiliated service providers may also voluntarily waive fees or reimburse expenses not required under the advisory or other contracts from time to time. Accordingly, after voluntary and contractual fee waivers and reimbursements, the Energized Dividend Fund’s actual annualized total expenses were 0.00% for Class A and 0.75% for Class C of average daily net assets for the period May 2, 2016 (inception) through June 30, 2016. VFM and the affiliated service providers have agreed to voluntarily waive the affiliated service provider’s fees before voluntarily or contractually waiving VFM’s management fee. There are no recoupment provisions in place for waived/reimbursed fees. An expense limitation lowers expense ratios and increases returns to investors. Certain Officers of the Funds are also Officers and Governors of VFM.

	Six Months Ended 6/30/16		Payable 6/30/16
	Advisory Fees*	Advisory Fees Waived	Advisory Fees*
Dividend Harvest Fund	$125,727	$94,852	$27,844
Energized Dividend Fund	$0	$934	$0
Growth & Income Fund	$106,656	$66,759	$18,151
High Income Fund	$78,698	$46,143	$13,645
WB/MNA Stock Fund	$1,319,569	$31,854	$247,524

* After waivers and reimbursements, if any.

IFD serves as the principal underwriter for the Funds and receives sales charges deducted from sales proceeds and CDSC from applicable redemptions. Also, the Funds have adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Funds to reimburse its principal underwriter for costs related to selling shares of the Funds and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Funds, are paid by shareholders through expenses called “Distribution Plan expenses.” The Funds currently pay an annual distribution fee and/or service fee of up to 0.25% (0.50% for WB/MNA Stock Fund) for Class A and 1.00% for Class C of the average daily net assets. Certain Officers of the Funds are also Officers and Governors of IFD.

	Six Months Ended 6/30/16			Payable 6/30/16
	Sales Charges	CDSC	Distribution Fees*	Sales Charges	CDSC	Distribution Fees*
Dividend Harvest Fund - A	$462,292	$0	$40,752	$33,570	$0	$8,847
Dividend Harvest Fund - C	$0	$393	$8,126	$0	$0	$2,854
Energized Dividend Fund - A	$29,692	$0	$0	$1,098	$0	$0
Energized Dividend Fund - C	$0	$0	$120	$0	$0	$63
Growth & Income Fund - A	$28,465	$0	$26,526	$1,511	$0	$4,517
Growth & Income Fund - C	$0	$0	$752	$0	$0	$123
High Income Fund - A	$11,683	$0	$18,960	$338	$0	$3,308
High Income Fund - C	$0	$26	$24,209	$0	$0	$4,027
WB/MNA Stock Fund - A	$829,852	$0	$1,219,753	$17,065	$0	$228,327
WB/MNA Stock Fund - C	$0	$7,969	$201,648	$0	$266	$38,299

*

After waivers and reimbursements for Dividend Harvest Fund, Energized Dividend Fund, Growth & Income Fund, High Income Fund and WB/MNA Stock Fund of $30,765, $282, $16,603, $11,116, and $29,488, respectively, for Class A shares and $965, $40, $80, $2,466, and $2,364, respectively, for Class C shares.

IFS acts as the transfer agent for High Income Fund at a monthly variable fee equal to 0.14% on the first $0 to $200 million and at a lower rate in excess of $200 million of the Fund’s average daily net assets on an annual basis plus reimbursement of out-of-pocket expenses and an additional fee of $500 per month for each additional share class. IFS acts as the transfer agent for Dividend Harvest Fund, Energized Dividend Fund, Growth & Income Fund, and WB/MNA Stock at a monthly variable fee equal to 0.18% on the first $0 to $200 million, 0.15% on the next $200 to $700 million and at a lower rate in excess of $700 million of the Funds’ average daily net assets on an annual basis plus reimbursement of out-of-pocket expenses. IFS also acts as the Funds’ administrative services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.14% on the first $0 to $200 million, 0.13% on the next $200 to $700 million and at a lower rate in excess of $700 million of the Funds’ average daily net assets on an annual basis plus reimbursement of out-of-pocket expenses and an additional fee of $1,000 per month for each additional share class. Certain Officers of the Funds are also Officers and Governors of IFS.

	Six Months Ended 6/30/16				Payable 6/30/16
	Transfer	Transfer	Admin.	Admin.	Transfer	Admin.
	Agency	Agency	Service	Service	Agency	Service
	Fees*	Fees Waived	Fees*	Fees Waived	Fees*	Fees*
Dividend Harvest Fund	$38,028	$24,062	$33,683	$25,492	$8,664	$6,945
Energized Dividend Fund	$0	$1,191	$0	$5,974	$0	$0
Growth & Income Fund	$28,784	$13,172	$26,001	$16,277	$6,967	$4,393
High Income Fund	$18,016	$8,709	$24,306	$14,256	$4,061	$4,173
WB/MNA Stock Fund	$601,048	$10,393	$370,378	$8,992	$168,863	$69,023
* After waivers and reimbursements, if any.

NOTE 8: Principal Risks

The High Income Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer. The WB/MNA Stock Fund invests significantly in relatively few sectors, primarily the energy sector, and has more exposure to the price movement of this sector than funds that diversify their investments among many sectors.

NOTE 9: Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated the impact of all subsequent events on the Funds through the issuance date of these financial statements and has noted no such events requiring accounting or disclosure.

INTEGRITY DIVIDEND HARVEST FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six				Period
	Months	Year	Year	Year	From
	Ended	Ended	Ended	Ended	5/1/12^ to
	6/30/16#	12/31/15	12/31/14	12/31/13	12/31/12
NET ASSET VALUE, BEGINNING OF PERIOD	$12.23	$12.64	$12.05	$10.03	$10.00

Income (loss) from investment operations:
Net investment income (loss)	$0.19	$0.37	$0.36	$0.34	$0.22
Net realized and unrealized gain (loss) on investments[3]	1.63	(0.24)	1.01	2.03	0.06
Total from investment operations	$1.82	$0.13	$1.37	$2.37	$0.28

Less Distributions:
Dividends from net investment income	$(0.19)	$(0.37)	$(0.36)	$(0.34)	$(0.22)
Distributions from net realized gains	0.00	(0.17)	(0.42)	(0.01)	(0.03)
Total distributions	$(0.19)	$(0.54)	$(0.78)	$(0.35)	$(0.25)

NET ASSET VALUE, END OF PERIOD	$13.86	$12.23	$12.64	$12.05	$10.03

Total Return (excludes any applicable sales charge)	14.91%**	1.12%	11.42%	23.88%	2.86%**

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$77,685	$43,425	$29,645	$19,581	$6,589
Ratio of expenses to average net assets after waivers[1,2]	0.95%*	0.85%	0.60%	0.45%	0.24%*
Ratio of expenses to average net assets before waivers[2]	1.55%*	1.58%	1.59%	1.76%	2.70%*
Ratio of net investment income to average net assets[1,2]	3.33%*	3.18%	2.98%	3.29%	4.19%*
Portfolio turnover rate	8.61%	38.38%	32.99%	26.44%	44.50%**

*	Annualized.

**	Not Annualized.

#	Unaudited.

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

^	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY DIVIDEND HARVEST FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six	Period
	Months	From
	Ended	8/3/15^ to
	6/30/16#	12/31/15
NET ASSET VALUE, BEGINNING OF PERIOD	$12.20	$12.54

Income (loss) from investment operations:
Net investment income (loss)	$0.15	$0.18
Net realized and unrealized gain (loss) on investments[3]	1.61	(0.17)
Total from investment operations	$1.76	$0.01

Less Distributions:
Dividends from net investment income	$(0.15)	$(0.18)
Distributions from net realized gains	0.00	(0.17)
Total distributions	$(0.15)	$(0.35)

NET ASSET VALUE, END OF PERIOD	$13.81	$12.20

Total Return (excludes any applicable sales charge)	14.46%**	0.14%**

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$4,326	$692
Ratio of expenses to average net assets after waivers[1,2]	1.70%*	1.70%*
Ratio of expenses to average net assets before waivers[2]	2.29%*	2.39%*
Ratio of net investment income to average net assets[1,2]	2.57%*	2.48%*
Portfolio turnover rate	8.61%	38.38%**

*	Annualized.

**	Not Annualized.

#	Unaudited.

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

^	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY ENERGIZED DIVIDEND FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

Period
From
5/2/16^ to
6/30/16#
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

Income (loss) from investment operations:
Net investment income (loss)	$0.08
Net realized and unrealized gain (loss) on investments[3]	0.29
Total from investment operations	$0.37

Less Distributions:
Dividends from net investment income	$(0.08)
Total distributions	$(0.08)

NET ASSET VALUE, END OF PERIOD	$10.29

Total Return (excludes any applicable sales charge)	3.66%**

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$1,112
Ratio of expenses to average net assets after waivers[1,2]	0.00%*
Ratio of expenses to average net assets before waivers[2]	20.25%*
Ratio of net investment income to average net assets[1,2]	7.23%*
Portfolio turnover rate	0.00%

*	Annualized.

**	Not Annualized.

#	Unaudited.

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

^	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY ENERGIZED DIVIDEND FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

Period
From
5/2/16^ to
6/30/16#
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

Income (loss) from investment operations:
Net investment income (loss)	$0.06
Net realized and unrealized gain (loss) on investments[3]	0.29
Total from investment operations	$0.35

Less Distributions:
Dividends from net investment income	$(0.06)
Total distributions	$(0.06)

NET ASSET VALUE, END OF PERIOD	$10.29

Total Return (excludes any applicable sales charge)	3.54%**

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$104
Ratio of expenses to average net assets after waivers[1,2]	0.75%*
Ratio of expenses to average net assets before waivers[2]	30.30%*
Ratio of net investment income to average net assets[1,2]	3.98%*
Portfolio turnover rate	0.00%

*	Annualized.

**	Not Annualized.

#	Unaudited.

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

^	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six
	Months	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	6/30/16#	12/31/15	12/31/14	12/31/13	12/31/12	12/30/11
NET ASSET VALUE, BEGINNING OF PERIOD	$45.07	$47.03	$49.05	$42.80	$37.67	$37.10

Income (loss) from investment operations:
Net investment income (loss)	$0.28	$0.35	$0.32	$0.17	$0.01	$(0.15)
Net realized and unrealized gain (loss) on investments[3]	1.49	(1.33)	2.71	11.67	5.13	0.90
Total from investment operations	$1.77	$(0.98)	$3.03	$11.84	$5.14	$0.75

Less Distributions:
Dividends from net investment income	$0.00	$(0.35)	$(0.32)	$(0.18)	$(0.01)	$(0.18)
Distributions from net realized gains	0.00	(0.63)	(4.73)	(5.41)	0.00	0.00
Total distributions	$0.00	$(0.98)	$(5.05)	$(5.59)	$(0.01)	$(0.18)

NET ASSET VALUE, END OF PERIOD	$46.84	$45.07	$47.03	$49.05	$42.80	$37.67

Total Return (excludes any applicable sales charge)	3.93%**	(2.10%)	6.01%	27.76%	13.65%	2.03%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$35,310	$35,689	$36,187	$33,803	$27,586	$26,857
Ratio of expenses to average net assets after waivers[1,2]	1.25%*	1.25%	1.25%	1.36%	1.60%	1.60%
Ratio of expenses to average net assets before waivers[2]	1.90%*	1.84%	1.80%	1.82%	1.83%	1.88%
Ratio of net investment income (loss) to average net assets[1,2]	1.23%*	0.77%	0.64%	0.37%	0.03%	(0.37%)
Portfolio turnover rate	29.27%	49.88%	73.25%	116.11%	85.81%	41.82%

*	Annualized.

**	Not Annualized.

#	Unaudited.

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six	Period
	Months	From
	Ended	8/3/15^ to
	6/30/16#	12/31/15
NET ASSET VALUE, BEGINNING OF PERIOD	$45.01	$49.50

Income (loss) from investment operations:
Net investment income (loss)	$0.11	$0.27
Net realized and unrealized gain (loss) on investments[3]	1.58	(3.86)
Total from investment operations	$1.69	$(3.59)

Less Distributions:
Dividends from net investment income	$0.00	$(0.27)
Distributions from net realized gains	0.00	(0.63)
Total distributions	$0.00	$(0.90)

NET ASSET VALUE, END OF PERIOD	$46.70	$45.01

Total Return (excludes any applicable sales charge)	3.73%**	(7.25%)**

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$168	$168
Ratio of expenses to average net assets after waivers[1,2]	2.00%*	2.00%*
Ratio of expenses to average net assets before waivers[2]	2.65%*	2.66%*
Ratio of net investment income (loss) to average net assets[1,2]	0.48%*	(0.01%)*
Portfolio turnover rate	29.27%	49.88%**

*	Annualized.

**	Not Annualized.

#	Unaudited.

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

^	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six
	Months	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	6/30/16#	12/31/15	12/31/14	12/31/13	12/31/12	12/30/11
NET ASSET VALUE, BEGINNING OF PERIOD	$7.03	$7.75	$8.02	$7.98	$7.44	$7.61

Income (loss) from investment operations:
Net investment income (loss)	$0.20	$0.40	$0.42	$0.45	$0.49	$0.50
Net realized and unrealized gain (loss) on investments[3]	0.34	(0.72)	(0.27)	0.04	0.54	(0.17)
Total from investment operations	$0.54	$(0.32)	$0.15	$0.49	$1.03	$0.33

Less Distributions:
Dividends from net investment income	$(0.20)	$(0.40)	$(0.42)	$(0.45)	$(0.49)	$(0.50)
Total distributions	$(0.20)	$(0.40)	$(0.42)	$(0.45)	$(0.49)	$(0.50)

NET ASSET VALUE, END OF PERIOD	$7.37	$7.03	$7.75	$8.02	$7.98	$7.44

Total Return (excludes any applicable sales charge)	7.83%**	(4.43%)	1.84%	6.32%	14.22%	4.36%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$24,713	$24,338	$28,221	$28,045	$29,286	$19,473
Ratio of expenses to average net assets after waivers[1,2]	1.15%*	1.15%	1.15%	1.15%	1.28%	1.60%
Ratio of expenses to average net assets before waivers[2]	1.71%*	1.66%	1.63%	1.65%	1.66%	1.74%
Ratio of net investment income to average net assets[1,2]	5.68%*	5.20%	5.25%	5.64%	6.32%	6.54%
Portfolio turnover rate	15.50%	40.85%	34.86%	36.30%	39.98%	38.35%

*	Annualized.

**	Not Annualized.

#	Unaudited.

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six
	Months	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	6/30/16#	12/31/15	12/31/14	12/31/13	12/31/12	12/30/11
NET ASSET VALUE, BEGINNING OF PERIOD	$7.05	$7.77	$8.04	$8.00	$7.46	$7.62

Income (loss) from investment operations:
Net investment income (loss)	$0.17	$0.34	$0.36	$0.39	$0.43	$0.44
Net realized and unrealized gain (loss) on investments[3]	0.34	(0.72)	(0.27)	0.04	0.54	(0.16)
Total from investment operations	$0.51	$(0.38)	$0.09	$0.43	$0.97	$0.28

Less Distributions:
Dividends from net investment income	$(0.17)	$(0.34)	$(0.36)	$(0.39)	$(0.43)	$(0.44)
Total distributions	$(0.17)	$(0.34)	$(0.36)	$(0.39)	$(0.43)	$(0.44)

NET ASSET VALUE, END OF PERIOD	$7.39	$7.05	$7.77	$8.04	$8.00	$7.46

Total Return (excludes any applicable sales charge)	7.41%**	(5.12%)	1.08%	5.53%	13.35%	3.73%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$5,302	$5,670	$9,343	$7,888	$8,643	$9,499
Ratio of expenses to average net assets after waivers[1,2]	1.9%*	1.90%	1.90%	1.90%	2.06%	2.35%
Ratio of expenses to average net assets before waivers[2]	2.46%*	2.40%	2.38%	2.40%	2.41%	2.49%
Ratio of net investment income to average net assets[1,2]	4.93%*	4.43%	4.51%	4.89%	5.57%	5.78%
Portfolio turnover rate	15.50%	40.85%	34.86%	36.30%	39.98%	38.35%

*	Annualized.

**	Not Annualized.

#	Unaudited.

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six
	Months	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	6/30/16#	12/31/15	12/31/14	12/31/13	12/31/12	12/30/11
NET ASSET VALUE, BEGINNING OF PERIOD	$4.31	$5.80	$6.84	$5.43	$5.42	$5.16

Income (loss) from investment operations:
Net investment income (loss)	$0.01	$0.03	$0.00	$(0.01)	$(0.02)	$(0.03)
Net realized and unrealized gain (loss) on investments[3]	0.63	(1.49)	(0.78)	1.75	0.03	0.29
Total from investment operations	$0.64	$(1.46)	$(0.78)	$1.74	$0.01	$0.26

Less Distributions:
Dividends from net investment income	$0.00	$(0.03)	$0.00	$0.00	$0.00	$0.00
Distributions from net realized gains	0.00	0.00	(0.26)	(0.33)	0.00	0.00
Total distributions	$0.00	$(0.03)	$(0.26)	$(0.33)	$0.00	$0.00

NET ASSET VALUE, END OF PERIOD	$4.95	$4.31	$5.80	$6.84	$5.43	$5.42

Total Return (excludes any applicable sales charge)	14.85%**	(25.16%)	(11.43%)	32.00%	0.19%	5.04%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$551,810	$490,125	$757,507	$701,872	$497,206	$464,707
Ratio of expenses to average net assets after waivers[1,2]	1.46%*	1.43%	1.39%	1.41%	1.42%	1.42%
Ratio of expenses to average net assets before waivers[2]	1.49%*	1.44%	1.39%	1.41%	1.42%	1.43%
Ratio of net investment income (loss) to average net assets[1,2]	0.42%*	0.52%	(0.02%)	(0.26%)	(0.39%)	(0.76%)
Portfolio turnover rate	32.58%	63.76%	67.68%	85.63%	77.33%	50.94%

*	Annualized.

**	Not Annualized.

#	Unaudited.

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six
	Months	Year	Period From
	Ended	Ended	5/1/14^ to
	6/30/16#	12/31/15	12/31/14
NET ASSET VALUE, BEGINNING OF PERIOD	$4.30	$5.79	$7.45

Income (loss) from investment operations:
Net investment income (loss)	$0.00	$0.01	$(0.01)
Net realized and unrealized gain (loss) on investments[3]	0.62	(1.49)	(1.39)
Total from investment operations	$0.62	$(1.48)	$(1.40)

Less Distributions:
Dividends from net investment income	$0.00	$(0.01)	$0.00
Distributions from net realized gains	0.00	0.00	(0.26)
Total distributions	$0.00	$(0.01)	$(0.26)

NET ASSET VALUE, END OF PERIOD	$4.92	$4.30	$5.79

Total Return (excludes any applicable sales charge)	14.42%**	(25.52%)	(18.82%)**

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$46,361	$38,170	$30,809
Ratio of expenses to average net assets after waivers[1,2]	1.96%*	1.93%	1.89%*
Ratio of expenses to average net assets before waivers[2]	1.99%*	1.94%	1.89%*
Ratio of net investment income (loss) to average net assets[1,2]	(0.08%)*	0.03%	(0.52%)*
Portfolio turnover rate	32.58%	63.76%	67.68%**

*	Annualized.

**	Not Annualized.

#	Unaudited.

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

^	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

EXPENSE EXAMPLE (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Funds expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the one-half year period shown below and held for the entire one-half year period.

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 equals 8.6), then multiply the result by the number in the appropriate column for your share class in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid	Annualized
	Value	Value	During	Expense
	12/31/15^	6/30/16	Period*	Ratio
Integrity Dividend Harvest Fund
Actual - Class A	$1,000.00	$1,149.10	$5.10	0.95%
Actual - Class C	$1,000.00	$1,144.65	$9.11	1.70%
Hypothetical - Class A (5% return before expenses)	$1,000.00	$1,020.18	$4.80	0.95%
Hypothetical - Class C (5% return before expenses)	$1,000.00	$1,016.43	$8.57	1.70%
Integrity Energized Dividend Fund
Actual - Class A	$1,000.00	$1,036.60	$0.00	0.00%
Actual - Class C	$1,000.00^	$1,035.38	$1.23	0.75%
Hypothetical - Class A (5% return before expenses)	$1,000.00	$1,012.14	$0.00	0.00%
Hypothetical - Class C (5% return before expenses)	$1,000.00^	$1,010.93	$1.21	0.75%
Integrity Growth & Income Fund
Actual - Class A	$1,000.00	$1,039.27	$6.37	1.25%
Actual - Class C	$1,000.00	$1,037.32	$10.19	2.00%
Hypothetical - Class A (5% return before expenses)	$1,000.00	$1,018.68	$6.31	1.25%
Hypothetical - Class C (5% return before expenses)	$1,000.00	$1,014.93	$10.07	2.00%

*

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied 180 days in the one-half year period, and divided by 360 days in the fiscal year (to reflect the one-half year period).

^	Beginning account value for Integrity Energized Dividend Fund Class A & C is as of 5/2/16 (inception date).

	Beginning	Ending	Expenses
	Account	Account	Paid	Annualized
	Value	Value	During	Expense
	12/31/15	6/30/16	Period*	Ratio
Integrity High Income Fund
Actual - Class A	$1,000.00	$1,078.28	$5.98	1.15%
Actual - Class C	$1,000.00	$1,074.15	$9.85	1.90%
Hypothetical - Class A (5% return before expenses)	$1,000.00	$1,019.18	$5.81	1.15%
Hypothetical - Class C (5% return before expenses)	$1,000.00	$1,015.43	$9.57	1.90%
Williston Basin/Mid-North America Stock Fund
Actual - Class A	$1,000.00	$1,148.49	$7.82	1.46%
Actual - Class C	$1,000.00	$1,144.19	$10.49	1.96%
Hypothetical - Class A (5% return before expenses)	$1,000.00	$1,017.65	$7.34	1.46%
Hypothetical - Class C (5% return before expenses)	$1,000.00	$1,015.15	$9.85	1.96%

*

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied 180 days in the one-half year period, and divided by 360 days in the fiscal year (to reflect the one-half year period).

PROXY VOTING OF FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios are available, without charge and upon request, by calling 800-276-1262. A report on Form N-PX of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through the Funds’ website at www.integrityvikingfunds.com. The information is also available from the Electronic Data Gathering Analysis and Retrieval (“EDGAR”) database on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

Within 60 days of the end of their second and fourth fiscal quarters, the Funds provide a complete schedule of portfolio holdings in their semi-annual and annual reports on the Form N-CSR(S). These reports are filed electronically with the SEC and are delivered to the shareholders of the Funds. The Funds also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q and N-CSR(S) are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090. You may also access this information from the Funds’ website at www.integrityvikingfunds.com.

SHAREHOLDER INQUIRIES AND MAILINGS

Direct inquiries regarding the Funds to: Integrity Funds Distributor, LLC PO Box 500 Minot, ND 58702 Phone: 800-276-1262	Direct inquiries regarding account information to: Integrity Fund Services, LLC PO Box 759 Minot, ND 58702 Phone: 800-601-5593

To reduce their expenses, the Funds may mail only one copy of their prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call Integrity Funds Distributor at 800-276-1262 or contact your financial institution. Integrity Funds Distributor will begin sending you individual copies 30 days after receiving your request.

Integrity Viking Funds are sold by prospectus only. An investor should consider the investment objectives, risks, and charges and expenses of the investment company carefully before investing. The prospectus contains this and other information about the investment company. You may obtain a prospectus at no cost from your financial adviser or at www.integrityvikingfunds.com. Please read the prospectus carefully before investing.

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Equity Funds

Integrity Dividend Harvest Fund

Integrity Energized Dividend Fund

Integrity Growth & Income Fund

Williston Basin/Mid-North America Stock Fund

Corporate Bond Fund

Integrity High Income Fund

State-Specific Tax-Exempt Bond Funds

Viking Tax-Free Fund for North Dakota

Viking Tax-Free Fund for Montana

Kansas Municipal Fund

Maine Municipal Fund

Nebraska Municipal Fund

New Hampshire Municipal Fund

Oklahoma Municipal Fund

Item 2. CODE OF ETHICS.

The information required in this Item is only required in an annual report on Form N-CSR.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The information required in this Item is only required in an annual report on Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on Form N-CSR.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

Item 6. INVESTMENTS.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees in the last fiscal half-year.

Item 11. CONTROLS AND PROCEDURES.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the “Report”), the registrant’s principal executive officer and principal financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s principal executive officer and principal financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	The registrant’s code of ethics filed pursuant to Item 2 of the N-CSR is filed with the registrant’s annual N-CSR.

	(2)	Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

	(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Integrity Funds

By: __________________________________
Shannon D. Radke
President

August 31, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: __________________________________
Shannon D. Radke
President

August 31, 2016

By: __________________________________
Adam Forthun
Treasurer

August 31, 2016